DocuSign Envelope ID: 009E6BD2-01EE-4FA0-B36B-EC41D81DDC50 BlackSky Proprietary CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT, MARKED BY [***], HAS BEEN EXCLUDED BECAUSE THE REGISTRANT HAS DETERMINED THE INFORMATION IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL Anything herein to the contrary notwithstanding, the liens and security interests and obligations evidenced herein, and the exercise of any right or remedy with respect thereto, are subject to the provisions of the Intercreditor Agreement dated as of November 3, 2023 (as amended, restated, supplemented, or otherwise modified from time to time, the “Intercreditor Agreement”), between INTELSAT JACKSON HOLDINGS SA, as Credit Agreement Agent and ROCKET LAB USA, INC., as Subordinated Lender. In the event of any conflict between the terms of the Intercreditor Agreement and this agreement, the terms of the Intercreditor Agreement shall govern and control. SUBORDINATED LOAN AND SECURITY AGREEMENT Dated as of November 3, 2023 Among BLACKSKY GLOBAL LLC, as Borrower, BLACKSKY TECHNOLOGY INC., BLACKSKY INTERNATIONAL LLC, BLACKSKY HOLDINGS, INC., BLACKSKY GEOSPATIAL SOLUTIONS, INC., BLACKSKY EUROPE LIMITED, SFI IP HOLDCO, LLC, and BUILDING 5 LLC as Guarantors, ROCKET LAB USA, INC., as Rocket Lab 11644799.16 BlackSky Proprietary

DocuSign Envelope ID: 009E6BD2-01EE-4FA0-B36B-EC41D81DDC50 BlackSky Proprietary BlackSky Proprietary CONTENTS 1 ACCOUNTING AND OTHER TERMS ............................................................................. 6 2 LOAN AND TERMS OF PAYMENT ................................................................................ 7 2.1 Promise to Pay .......................................................................................................... 7 2.2 Milestone Advances. ................................................................................................ 7 (a) Milestone 2 Advance .................................................................................... 7 (b) Milestone 3 Advance .................................................................................... 7 (c) Milestone 4 Advance .................................................................................... 7 (d) Milestone 5 Advance .................................................................................... 8 (e) 8Promissory Notes 2.3 Repayment ................................................................................................................ 8 (a) Milestone Quarterly Payments ..................................................................... 8 (b) Maturity Date ............................................................................................... 8 (c) Refundable Amount ..................................................................................... 8 2.4 Prepayment ............................................................................................................... 9 (a) Voluntary Prepayment .................................................................................. 9 (b) Mandatory Prepayment Upon an Acceleration ............................................ 9 2.5 Payment of Interest on the Milestone Advances ...................................................... 9 (a) Milestone Advance Interest Rate ................................................................. 9 (b) Default Rate. .............................................................................................. 10 (c) Payment; Interest Computation .................................................................. 10 2.6 Payments. ............................................................................................................... 10 2.7 Withholding ............................................................................................................ 10 3 CONDITIONS Precedent ................................................................................................... 11 3.1 Conditions Precedent to Effectiveness of this Agreement ..................................... 11 3.2 Conditions Precedent to Each Milestone 2 Advance ............................................. 11 3.3 Conditions Precedent to Milestone 3 Advance ...................................................... 12 3.4 Conditions Precedent to Milestone 4 Advance ...................................................... 12 3.5 Conditions Precedent to Milestone 5 Advance ...................................................... 12 3.6 Procedures for Borrowing ...................................................................................... 13 3.7 Deemed Effective Date .......................................................................................... 13 4 CREATION OF SECURITY INTEREST ......................................................................... 13 4.1 Grant of Security Interest ....................................................................................... 13 4.2 Priority of Security Interest .................................................................................... 14 4.3 Authorization to File Financing Statements ........................................................... 14 4.4 Bank Subordination Agreement. ............................................................................ 14

DocuSign Envelope ID: 009E6BD2-01EE-4FA0-B36B-EC41D81DDC50 BlackSky Proprietary BlackSky Proprietary 5 REPRESENTATIONS AND WARRANTIES .................................................................. 14 5.1 Due Organization, Authorization; Power and Authority ....................................... 14 5.2 Collateral ................................................................................................................ 15 5.3 Litigation ................................................................................................................ 15 5.4 Financial Statements; Financial Condition ............................................................. 15 5.5 Solvency ................................................................................................................. 15 5.6 Regulatory Compliance .......................................................................................... 16 5.7 Subsidiaries ............................................................................................................ 16 5.8 Tax Returns and Payments; Pension Contributions ............................................... 16 6 AFFIRMATIVE COVENANTS ........................................................................................ 16 6.1 Government Compliance ........................................................................................ 16 (a) Existence and Good Standing .................................................................... 16 (b) Governmental Approvals ........................................................................... 16 6.2 Financial Statements, Reports, Certificates ............................................................ 17 6.3 Taxes; Pensions ...................................................................................................... 17 6.4 Access to Collateral; Books and Records .............................................................. 17 6.5 Insurance ................................................................................................................ 17 6.6 Protection of Intellectual Property Rights .............................................................. 17 6.7 Use of Proceeds ...................................................................................................... 18 6.8 Formation or Acquisition of Subsidiaries .............................................................. 18 6.9 Further Assurances ................................................................................................. 18 7 NEGATIVE COVENANTS .............................................................................................. 19 7.1 Dispositions ............................................................................................................ 19 7.2 Changes in Business ............................................................................................... 20 7.3 Indebtedness ........................................................................................................... 20 7.4 Encumbrance .......................................................................................................... 20 7.5 Distributions; Investments ...................................................................................... 20 7.6 Transactions with Affiliates ................................................................................... 20 7.7 Subordinated Debt .................................................................................................. 20 8 EVENTS OF DEFAULT ................................................................................................... 21 8.1 Payment Default ..................................................................................................... 21 8.2 Covenant Default ................................................................................................... 21 (a) Certain covenants. ...................................................................................... 21 (b) Other covenants. ......................................................................................... 21 8.3 Insolvency .............................................................................................................. 21 8.4 Other Agreements .................................................................................................. 22 8.5 Judgments; Penalties .............................................................................................. 22 8.6 Misrepresentations .................................................................................................. 22 8.7 Subordinated Debt .................................................................................................. 22 8.8 Cross-Acceleration to Senior Loan Agreement and Bank Loan Agreement. ........ 22

DocuSign Envelope ID: 009E6BD2-01EE-4FA0-B36B-EC41D81DDC50 BlackSky Proprietary BlackSky Proprietary 8.9 Cross-Default to Launch Services Agreement with respect to a Defaulted Mission. ..................................................................................................................22 9 LENDER’s RIGHTS AND REMEDIES ...........................................................................23 9.1 Rights and Remedies ..............................................................................................23 9.2 Power of Attorney ..................................................................................................24 9.3 Application of Payments and Proceeds ..................................................................24 9.4 Lender’s Liability for Collateral .............................................................................24 9.5 No Waiver; Remedies Cumulative .........................................................................24 9.6 Demand Waiver .....................................................................................................25 10 NOTICES ...........................................................................................................................25 11 CHOICE OF LAW, VENUE, JURY TRIAL WAIVER AND JUDICIAL REFERENCE .....................................................................................................................26 12 GENERAL PROVISIONS .................................................................................................26 12.1 Termination Prior to Maturity Date; Survival ........................................................26 12.2 Successors and Assigns ..........................................................................................27 12.3 Severability of Provisions ......................................................................................27 12.4 Correction of Loan Documents ..............................................................................27 12.5 Amendments in Writing; Waiver; Integration .......................................................27 12.6 Counterparts ...........................................................................................................27 12.7 Confidentiality ........................................................................................................28 12.8 Attorneys’ Fees, Costs and Expenses .....................................................................28 12.9 Electronic Execution of Documents .......................................................................28 12.10 Right of Setoff ........................................................................................................28 12.11 Captions ..................................................................................................................29 12.12 Construction of Agreement ....................................................................................29 12.13 Relationship ............................................................................................................29 12.14 Third Parties ...........................................................................................................29 13 GUARANTY .....................................................................................................................29 13.1 Guaranty .................................................................................................................29 13.2 Rights of Rocket Lab..............................................................................................30 13.3 Certain Waivers. .....................................................................................................30 13.4 Obligations Independent. .......................................................................................31 13.5 Subrogation. ...........................................................................................................31 13.6 Termination; Reinstatement. ..................................................................................31 13.7 Stay of Acceleration. ..............................................................................................31 13.8 Condition of Borrower. ..........................................................................................31 13.9 Appointment of Borrower. .....................................................................................32 13.10 Right of Contribution. ............................................................................................32 14 DEFINITIONS ...................................................................................................................32

DocuSign Envelope ID: 009E6BD2-01EE-4FA0-B36B-EC41D81DDC50 BlackSky Proprietary BlackSky Proprietary Definitions .......................................................................................................................... 32

DocuSign Envelope ID: 009E6BD2-01EE-4FA0-B36B-EC41D81DDC50 BlackSky Proprietary BlackSky Proprietary THIS SUBORDINATED LOAN AND SECURITY AGREEMENT (this “Agreement”) dated as of November 3, 2023 (the “Effective Date”) by and among BLACKSKY GLOBAL LLC, a Delaware limited liability company (“BlackSky Global” and in its capacity as the borrower hereunder, the “Borrower”), those Affiliates of Borrower party hereto as Guarantors, and ROCKET LAB USA, INC., a Delaware corporation (“Rocket Lab”), in its capacity as lender (the “Lender”), provides the terms on which Rocket Lab shall lend to Borrower and Borrower shall repay Rocket Lab. The parties agree as follows: WHEREAS, Borrower and Rocket Lab are parties to that certain Launch Services Agreement, dated as of August 8, 2023, including the scheduled and exhibits thereto (including for the avoidance of doubt, each Mission Annex delivered in connection therewith) (the “Launch Services Agreement”), pursuant to which Rocket Lab provides certain space launch services to Borrower; WHEREAS, Rocket Lab has agreed to extend a portion of the amounts payable by Borrower to Rocket Lab under the Launch Services Agreement as credit, which credit shall be evidenced under this Agreement; WHEREAS, Borrower is party to that certain Amended and Restated Loan and Security Agreement by and among Borrower, Senior Lender, the Senior Collateral Agent and the other parties thereto, dated as of October 31, 2019, as has been or may be amended, amended and restated, supplemented, refinanced, replaced or otherwise modified from time to time (the “Senior Loan Agreement”); WHEREAS, Rocket Lab has agreed to enter into the Intercreditor Agreement under which the indebtedness and Liens owing to or granted to Rocket Lab hereunder shall be subordinated to Senior Lender and Senior Collateral Agent under the Senior Loan Agreement; 1 ACCOUNTING AND OTHER TERMS Accounting terms not defined in this Agreement shall be construed following GAAP. Calculations and determinations must be made following GAAP. Capitalized terms not otherwise defined in this Agreement shall have the meanings set forth in Section 4. All other capitalized terms contained in this Agreement, unless otherwise indicated, shall have the meaning provided by the Code to the extent such terms are defined therein. Notwithstanding anything to the contrary contained in the definition of “Capitalized Lease Obligations” or “Capitalized Leases” or elsewhere in this Agreement, only those leases (assuming for purposes thereof that such leases were then in effect) that would constitute “capital leases” as in effect prior to giving effect to the adoption of Financial Accounting Standards Board Accounting Standards Update No. 2016-02 “Leases (Topic 842)” and ASU No. 2018-11 “Leases (Topic 842)” shall be considered Capital Leases (and the obligations in respect of which shall be considered Capital Lease Obligations) hereunder or under any other Loan Document, and all calculations and deliverables under this Agreement or any other Loan Document shall be made or delivered, as applicable, in accordance therewith; provided, that all financial statements required to be provided hereunder shall be prepared in accordance with GAAP without giving effect to the foregoing treatment of Capital Leases and Capital Lease Obligations.

DocuSign Envelope ID: 009E6BD2-01EE-4FA0-B36B-EC41D81DDC50 BlackSky Proprietary BlackSky Proprietary 2 LOAN AND TERMS OF PAYMENT 2.1 Promise to Pay. Borrower hereby unconditionally promises to pay Rocket Lab the outstanding principal amount of all Milestone Advances and accrued and unpaid interest thereon as and when due in accordance with this Agreement. 2.2 Milestone Advances. (a) Milestone 2 Advance. Subject to the terms and conditions of this Agreement, including the conditions precedent set forth in Section 3.2, on the Milestone 2 Effective Date with respect to each Mission, Rocket Lab shall make a loan to Borrower in an aggregate principal amount equal to One Million Five Hundred Thousand Dollars ($1,500,000) (or such lower amount as may be requested by Borrower) (the “Milestone 2 Advance”). Borrower hereby directs Lender to remit the proceeds of any Milestone 2 Advance to Rocket Lab to be applied, and Rocket Lab hereby agrees to apply such proceeds, to the payment of the portion of the Price for the applicable Mission that is payable by Borrower under the Launch Services Agreement on the Milestone 2 Effective Date for such Mission. For the avoidance of doubt, and notwithstanding anything to the contrary in the Launch Services Agreement, upon the remittance of such proceeds to Rocket Lab in accordance with the preceding sentence, the portion of the Price to be Paid for the applicable Mission under the Launch Services Agreement on the applicable Milestone 2 Effective Date shall automatically be deemed to have occurred. (b) Milestone 3 Advance. Subject to the terms and conditions of this Agreement, including the conditions precedent set forth in Section 3.3, on the Milestone 3 Effective Date with respect to each Mission, Rocket Lab shall make a loan to Borrower in an aggregate principal amount equal to Two Million Two Hundred Fifty Thousand Dollars ($2,250,000) (or such lower amount as may be requested by Borrower)(the “Milestone 3 Advance”). Borrower hereby directs Lender to remit the proceeds of any Milestone 3 Advance to Rocket Lab to be applied, and Rocket Lab hereby agrees to apply such proceeds, to the payment of the portion of the Price for the applicable Mission that is payable by Borrower under the Launch Services Agreement on the Milestone 3 Effective Date for such Mission. For the avoidance of doubt, and notwithstanding anything to the contrary in the Launch Services Agreement, upon the remittance of such proceeds to Rocket Lab in accordance with the preceding sentence, the portion of the Price to be Paid for the applicable Mission under the Launch Services Agreement on the applicable Milestone 3 Effective Date shall automatically be deemed to have occurred. (c) Milestone 4 Advance. Subject to the terms and conditions of this Agreement, including the conditions precedent set forth in Section 3.4, on the Milestone 4 Effective Date with respect to each Mission, Rocket Lab shall make a loan to Borrower in an aggregate principal amount equal to Two Million Two Hundred Fifty Thousand Dollars ($2,250,000) (or such lower amount as may be requested by Borrower)(the “Milestone 4 Advance”). Borrower hereby directs Lender to remit the proceeds of any Milestone 4 Advance to Rocket Lab to be applied, and Rocket Lab hereby agrees to apply such proceeds, to the payment of the portion of the Price for the applicable Mission that is payable by Borrower under the Launch Services Agreement on the Milestone 4 Effective Date for such Mission. For the avoidance of doubt, and notwithstanding anything to the contrary in the Launch Services Agreement, upon the remittance of such proceeds to Rocket Lab in accordance with the preceding sentence, the portion

DocuSign Envelope ID: 009E6BD2-01EE-4FA0-B36B-EC41D81DDC50 BlackSky Proprietary BlackSky Proprietary of the Price to be Paid for the applicable Mission under the Launch Services Agreement on the applicable Milestone 4 Effective Date shall automatically be deemed to have occurred. (d) Milestone 5 Advance. Subject to the terms and conditions of this Agreement, including the conditions precedent set forth in Section 3.5, on the Milestone 5 Effective Date with respect to each Mission, Rocket Lab shall make a loan to Borrower in an aggregate principal amount equal to Seven Hundred Fifty Thousand Dollars ($750,000) (or such lower amount as may be requested by Borrower) (the “Milestone 5 Advance”). Borrower hereby directs Lender to remit the proceeds of any Milestone 5 Advance to Rocket Lab to be applied, and Rocket Lab hereby agrees to apply such proceeds, to the payment of the portion of the Price for the applicable Mission that is payable by Borrower under the Launch Services Agreement on the Milestone 5 Effective Date for such Mission. For the avoidance of doubt, and notwithstanding anything to the contrary in the Launch Services Agreement, upon the remittance of such proceeds to Rocket Lab in accordance with the preceding sentence, the portion of the Price to be Paid for the applicable Mission under the Launch Services Agreement on the applicable Milestone 5 Effective Date shall automatically be deemed to have occurred. (e) Promissory Notes. Lender may request that any Milestone Advance made by it hereunder with respect to any Mission be evidenced by a promissory note issued by Borrower in favor of Lender, evidencing the aggregate outstanding principal amount of the Milestone Advances made by Lender to Borrower with respect to such Mission. For the avoidance of doubt, there shall only be one promissory note issued for each Mission Specific Milestone Advance Group. 2.3 Repayment. (a) Milestone Quarterly Payments During the applicable Milestone Repayment Period with respect to each Mission, commencing with the Repayment Start Date for such Mission and on the first (1st) Business Day following each three month anniversary occurring thereafter until the Maturity Date (each such date, a “Quarterly Payment Date”), Borrower shall pay to Rocket Lab, on each Quarterly Payment Date with respect to the applicable Mission Specific Milestone Advance Group, the Milestone Quarterly Repayment Amount with respect to such Mission Specific Milestone Advance Group, plus the applicable Milestone Advance Interest Payment due on such Quarterly Payment Date with respect to such Mission Specific Milestone Advance Group, which interest shall be calculated as set forth in Section 2.5. (b) Maturity Date On the Maturity Date with respect to each Mission Specific Milestone Advance Group, all then outstanding principal and accrued and unpaid interest under each Milestone Advance in such Mission Specific Milestone Advance Group (if any), and all other outstanding Obligations with respect to such Milestone Advances in such Mission Specific Milestone Advance Group (if any), shall be due and payable in full on such Maturity Date. For the avoidance of doubt, no repayment of principal or interest in respect of any Milestone Advance shall be required prior to the Launch Date for the applicable Mission relating to such Milestone Advance. (c) Refundable Amount Notwithstanding the foregoing, if Borrower is entitled to obtain a refund of all or any portion of the payments made for a Mission pursuant to Section 14

DocuSign Envelope ID: 009E6BD2-01EE-4FA0-B36B-EC41D81DDC50 BlackSky Proprietary BlackSky Proprietary or Section 15 of the Launch Services Agreement (the “Refundable Amount”), then, at the option of Borrower, all or a portion of such Refundable Amount payable by Rocket Lab to Borrower under the Launch Services Agreement with respect to the applicable Mission may be satisfied by (i) a permanent reduction of the principal amount of any Milestone Advances made by Lender to Borrower with respect to such Mission in an amount equal to the Refundable Amount; and from and after such reduction, no further Obligations hereunder shall be owing in respect of the portion of such Milestone Advances for such Mission so reduced or (ii) payment in cash of such Refundable Amount to Borrower in accordance with the Launch Services Agreement, in which case, upon receipt of such Refundable Amount, Borrower shall promptly make a prepayment of the applicable Milestone Advances for such Mission in accordance with Section 2.4(a) below. 2.4 Prepayment. (a) Voluntary Prepayment. (i) Borrower shall have the right, at any time and from time to time, to prepay all or any portion of the Milestone Advances at any time without premium or penalty. Each such prepayment of a Milestone Advance shall be accompanied by the amount of any accrued and unpaid interest with respect to such Milestone Advance so prepaid through the date such prepayment is made. (ii) Each voluntary prepayment shall (1) be applied to all outstanding Mission Specific Milestone Advance Groups in a “first-in first out” basis and, with respect to any Mission Specific Milestone Advance Group, shall be applied against the remaining installments of principal due in respect of such Mission Specific Milestone Advance Group as directed by Borrower or, in the absence of such direction, in direct order of maturity, and (2) be paid to the accounts specified by Rocket Lab. (b) Mandatory Prepayment Upon an Acceleration. If any Milestone Advance within a Mission Specific Milestone Advance Group is accelerated by Rocket Lab following the occurrence and during the continuance of an Event of Default, Borrower shall immediately pay to Rocket Lab an amount equal to the sum of: (A) all accrued and unpaid interest with respect to such Milestone Advance through the date the prepayment is made; plus (B) all unpaid principal with respect to such Milestone Advance; plus (C) all other sums, if any, that shall have become due and payable with respect to such Milestone Advance; provided that, for the avoidance of doubt, if such acceleration is due to a Specified Mission Event of Default as set forth in Section 8.9, Borrower’s obligations to pay the amounts set forth in clauses (A) to (C) hereof shall be limited solely to the Mission Specific Milestone Advance Group applicable to such Specified Mission and not to any other Milestone Advances. 2.5 Payment of Interest on the Milestone Advances. (a) Milestone Advance Interest Rate. Subject to Section 2.5(b), the outstanding principal amount of each Milestone Advance with respect to any Mission shall bear interest thereon at the Milestone Advance Interest Rate. The Milestone Advance Interest Rate shall be calculated in accordance with Section 2.5(c) below and shall, for each Mission, accrue from and after the Launch Date for such Mission (without giving effect to any postponement or advancement

DocuSign Envelope ID: 009E6BD2-01EE-4FA0-B36B-EC41D81DDC50 BlackSky Proprietary BlackSky Proprietary of the Launch Date requested by Borrower if there has been no equitable adjustment for the pricing of such Mission pursuant to the Launch Services Agreement) (or, if earlier, (x) the last day of the Launch Period for such Mission, or (y) the occurrence of the actual launch of the rocket used for such Mission) and be payable in arrears on each Quarterly Payment Date applicable to such Mission and the related Mission Specific Milestone Advance Group. (b) Default Rate. Immediately upon the occurrence and during the continuance of (A) an Event of Default (other than a Specified Mission Event of Default), the overdue principal amounts in respect of the Milestone Advances shall bear interest at a rate per annum equal to 18.9% (the “Default Rate”) plus the Milestone Advance Interest Rate otherwise applicable thereto and (B) a Specified Mission Event of Default, the overdue principal amounts in respect of the Milestone Advances comprising the relevant Mission Specific Advance Group applicable to such Specified Mission shall bear interest at the Default Rate plus the Milestone Advance Interest Rate otherwise applicable thereto. (c) Payment; Interest Computation. Milestone Advance Interest Payments related to any Mission are to be made in arrears on each Quarterly Payment Date to occur after the funding of the first Milestone Advance made in connection with such Mission and shall be computed on the basis of a three hundred sixty (360) day year for the actual number of days elapsed. In computing interest, the date of the making of any Milestone Advance shall be included and the date of payment shall be excluded; provided, however, that if any Milestone Advance is repaid on the same day on which it is made, such day shall be included in computing interest on such Milestone Advance. 2.6 Payments. All payments to be made by Borrower under any Loan Document shall be made in immediately available funds in Dollars, without setoff or counterclaim, before 12:00 p.m. Pacific time on the date when due. Payments of principal and/or interest received after 12:00 p.m. Pacific time may be considered received at the opening of business on the next Business Day. When a payment is due on a day that is not a Business Day, the payment shall be due the next Business Day, and additional fees or interest, as applicable, shall continue to accrue until paid. 2.7 Withholding. Payments received by Rocket Lab from Borrower under this Agreement will be made free and clear of and without deduction for any and all present or future taxes, levies, imposts, duties, deductions, withholdings, assessments, fees or other charges imposed by any Governmental Authority (including any interest, additions to tax or penalties applicable thereto). Specifically, however, if at any time any Governmental Authority, applicable law, regulation or international agreement requires Borrower to make any withholding or deduction from any such payment or other sum payable hereunder to Rocket Lab, Borrower hereby agrees that the amount due from Borrower with respect to such payment or other sum payable hereunder will be increased to the extent necessary to ensure that, after the making of such required withholding or deduction, Rocket Lab receives a net sum equal to the sum which it would have received had no withholding or deduction been required, and Borrower shall pay the full amount withheld or deducted to the relevant Governmental Authority. Notwithstanding the foregoing, Borrower shall not be required to make any withholding payment if the amount or validity of such withholding payment is contested in good faith by appropriate and timely proceedings. The agreements and obligations of Borrower contained in this Section 2.7 shall survive the termination of this Agreement.

DocuSign Envelope ID: 009E6BD2-01EE-4FA0-B36B-EC41D81DDC50 BlackSky Proprietary BlackSky Proprietary 3 CONDITIONS PRECEDENT 3.1 Conditions Precedent to Effectiveness of this Agreement. This Agreement (and Rocket Lab’s obligation to make the Milestone Advances hereunder) shall become effective upon the satisfaction of the following conditions (or waiver thereof by Rocket Lab): (a) Rocket Lab shall have received evidence that the Milestone Advances are permitted to be incurred under the Senior Loan Agreement; (b) Rocket Lab (or its counsel) shall have received: (i) a duly executed signature page to this Agreement from Borrower and each Guarantor party to this Agreement; (ii) a copy of the fully executed Launch Services Agreement and the Launch Services Agreement shall have become effective; (iii) (a) copies of the Operating Documents of each Loan Party other than BlackSky Europe Limited, certified by a secretary, assistant secretary or other Responsible Officer of such Loan Party to be true and correct as of the Effective Date, (ii) such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party other than BlackSky Europe Limited as Rocket Lab may require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement and the other Loan Documents to which such Loan Party is a party, and (iii) such documents and certifications as Rocket Lab may require to evidence that each Loan Party other than BlackSky Europe Limited is duly organized or formed, and is validly existing, in good standing in its state of organization or formation; (iv) a duly completed Perfection Certificate; (v) financing statements for each appropriate jurisdiction under the Code as is necessary to perfect Rocket Lab’s security interest in the Collateral that may be perfected by the filing of a financing statement; and (vi) duly executed intellectual property security agreements, to the extent required hereunder, as are necessary to perfect Rocket Lab’s security interest in the U.S. intellectual property of Borrower, excluding any “intent to use” trademark applications for which a statement of use or amendment to allege use has not been filed. 3.2 Conditions Precedent to Each Milestone 2 Advance. Rocket Lab’s obligation to make the Milestone 2 Advance with respect to any Mission shall be conditioned solely upon the occurrence of the Milestone 2 Effective Date for such Mission; provided, that, Rocket Lab may refuse to make any Milestone 2 Advance in the event that one of the following conditions is not satisfied: (a) the representations and warranties of each Loan Party set forth in this Agreement shall be true and correct in all material respects on and as of the applicable Milestone 2

DocuSign Envelope ID: 009E6BD2-01EE-4FA0-B36B-EC41D81DDC50 BlackSky Proprietary BlackSky Proprietary Effective Date; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true and correct in all material respects as of such date; and (b) on the date of the Milestone 2 Advance with respect to such Mission, no Event of Default shall have occurred and be continuing with respect to such Mission immediately after giving effect to such Milestone 2 Advance. 3.3 Conditions Precedent to Milestone 3 Advance. Rocket Lab’s obligation to make the Milestone 3 Advance with respect to any Mission shall be conditioned solely upon the occurrence of the Milestone 3 Effective Date for such Mission; provided, that, Rocket Lab may refuse to make any Milestone 3 Advance in the event that one of the following conditions is not satisfied: (a) the representations and warranties of each Loan Party set forth in this Agreement shall be true and correct in all material respects on and as of the date of the applicable Milestone 3 Effective Date; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true and correct in all material respects as of such date; and (b) on the date of the Milestone 3 Advance with respect to such Mission, no Event of Default shall have occurred and be continuing with respect to such Mission immediately after giving effect to such Milestone 3 Advance. 3.4 Conditions Precedent to Milestone 4 Advance. Rocket Lab’s obligation to make the Milestone 4 Advance with respect to any Mission shall be conditioned solely upon the occurrence of the Milestone 4 Effective Date for such Mission; provided, that, Rocket Lab may refuse to make any Milestone 4 Advance in the event that one of the following conditions is not satisfied: (a) the representations and warranties of each Loan Party set forth in this Agreement shall be true and correct in all material respects on and as of the date of the applicable Milestone 4 Effective Date; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true and correct in all material respects as of such date; and (b) on the date of the Milestone 4 Advance with respect to such Mission, no Event of Default shall have occurred and be continuing with respect to such Mission immediately after giving effect to such Milestone 4 Advance. 3.5 Conditions Precedent to Milestone 5 Advance. Rocket Lab’s obligation to make the Milestone 5 Advance with respect to any Mission shall be conditioned solely upon the

DocuSign Envelope ID: 009E6BD2-01EE-4FA0-B36B-EC41D81DDC50 BlackSky Proprietary BlackSky Proprietary occurrence of the Milestone 5 Effective Date for such Mission; provided, that, Rocket Lab may refuse to make any Milestone 5 Advance in the event that one of the following conditions is not satisfied: (c) the representations and warranties of each Loan Party set forth in this Agreement shall be true and correct in all material respects on and as of the date of the applicable Milestone 5 Effective Date; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true and correct in all material respects as of such date; and (d) on the date of the Milestone 5 Advance with respect to such Mission, no Event of Default shall have occurred and be continuing with respect to such Mission immediately after giving effect to such Milestone 5 Advance. 3.6 Procedures for Borrowing. Borrower may, at its sole discretion, elect not to accept any Milestone Advance by remitting payment of the applicable portion of the Price to Lender on or prior to the applicable Milestone 2 Effective Date, Milestone 3 Effective Date, Milestone 4 Effective Date, or Milestone 5 Effective Date, as applicable, with respect to any Mission. 3.7 Deemed Effective Date. Notwithstanding the other provisions of this Agreement, this Agreement shall not be deemed effective until the Deemed Effective Date shall have occurred. Promptly following the occurrence of the Deemed Effective Date, Rocket Lab and the Borrower shall enter into an amendment of the Launch Services Agreement extending each deadline or date contained in the Launch Services Agreement by the number of days by which the Deemed Effective Date is later than September 19, 2023, and no payments shall be due under the Launch Service Agreement until such amendment is executed. 4 CREATION OF SECURITY INTEREST 4.1 Grant of Security Interest. (a) Each Loan Party hereby grants Rocket Lab, to secure the payment and performance in full of all of the Obligations for the benefit of Rocket Lab, a continuing security interest in, and pledges to Rocket Lab, the Collateral, wherever located, whether now owned or hereafter acquired or arising, and all proceeds and products thereof. (b) If this Agreement is terminated, Rocket Lab’s Lien in the Collateral shall continue until the Obligations (other than inchoate indemnity obligations as to which no claim has been asserted) are repaid in full in cash. Upon payment in full in cash of the Obligations (other than inchoate indemnity obligations as to which no claim has been asserted) and at such time as Rocket Lab’s obligation to make Milestone Advances has terminated, the security interest and Lien granted hereunder shall automatically terminate, and Rocket Lab shall, at the sole cost and expense of the Loan Parties, promptly provide any documentation reasonably requested by the Loan Parties to terminate the security interest granted herein and release its Liens in the Collateral and evidence that all rights therein shall revert to the applicable Loan Party. In the event (x) all

DocuSign Envelope ID: 009E6BD2-01EE-4FA0-B36B-EC41D81DDC50 BlackSky Proprietary BlackSky Proprietary Obligations (other than inchoate indemnity obligations as to which no claim has been asserted), are satisfied in full and (y) this Agreement is terminated, Rocket Lab shall terminate the security interest granted herein. (c) Rocket Lab’s Lien in the assets of the Loan Parties securing the Obligations to Rocket Lab under this Agreement shall be subordinated to the extent provided in and otherwise subject to the terms of the Subordination Agreements. 4.2 Priority of Security Interest. Each of the Loan Parties represents, warrants, and covenants that, subject to the terms of each Subordination Agreement and except for the Senior Loan Agreement and Bank Loan Agreement, assuming an appropriate financing statement has been properly filed, the security interest granted herein is and shall at all times continue to be a security interest in the Collateral (subject to Permitted Liens), perfected to the extent such security interest may be perfected by the filing of a financing statement. 4.3 Authorization to File Financing Statements. Each of the Loan Parties hereby authorizes Rocket Lab or its designee to file financing statements, without notice to the Loan Parties, with all appropriate jurisdictions to perfect or protect Rocket Lab’s interest or rights hereunder. Such financing statements and other similar forms may indicate the Collateral as “all assets of the Debtor” or words of similar effect, or as being of an equal or lesser scope, or with greater detail, all in Rocket Lab’s discretion. Upon written request, Rocket Lab agrees to promptly furnish Borrower with all such financing statements and filing acknowledgements. 4.4 Bank Subordination Agreement. Prior to or contemporaneously with any Loan Party entering into the Bank Loan Agreement, Rocket Lab shall enter into a subordination agreement (the “Bank Subordination Agreement”) with the lender(s) and/or agent(s) under the Bank Loan Agreement, pursuant to which the Obligations (and Liens granted hereunder) shall be subordinated to the Loan Parties’ obligations under the Bank Loan Agreement and the Liens securing such obligations. The subordination terms of the Bank Subordination Agreement shall be substantially similar to the subordination terms in the Intercreditor Agreement (recognizing that the obligations under the Bank Loan Agreement and Liens securing such obligations shall be senior to the obligations under the Senior Loan Agreement and Liens securing such obligations). 5 REPRESENTATIONS AND WARRANTIES Each of the Loan Parties represents and warrants as follows: 5.1 Due Organization, Authorization; Power and Authority. (a) Such Loan Party (a) is duly organized or formed, validly existing and in good standing under the Laws of the jurisdiction of its incorporation or organization, (b) has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to execute, deliver and perform its obligations under the Loan Documents to which it is a party, and (c) is duly qualified and is licensed and in good standing under the Laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification or license; except in each case referred to in clause (b) or (c), to the extent that failure to do so could not reasonably be expected to result in a Material Adverse Change.

DocuSign Envelope ID: 009E6BD2-01EE-4FA0-B36B-EC41D81DDC50 BlackSky Proprietary BlackSky Proprietary (b) No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, such Loan Party of this Agreement or any other Loan Document other than (a) those that have already been obtained and are in full force and effect, (b) filings to perfect the Liens created by this Agreement or (c) those approvals, consents, exemptions, authorizations or other actions, notices or filings, the failure of which to obtain or make could not reasonably be expected to result in a Material Adverse Change. 5.2 Collateral. Such Loan Party has good title to, rights in, and the power to transfer each item of the Collateral upon which it purports to grant a Lien hereunder, free and clear of any and all Liens except Permitted Liens, and this Agreement creates valid security interests in, and Liens on, the Collateral purported to be covered thereby, which security interests and Liens are, assuming an appropriate financing statement has been properly filed, currently perfected security interests in the Collateral that may be perfected by the filing of a financing statement, prior to all other Liens other than Permitted Liens. All Inventory owned by such Loan Party is in all material respects of good and marketable quality, free from material defects. Such Loan Party is the sole owner of the Intellectual Property which it owns or purports to own except for (a) non-exclusive licenses granted to its customers in the ordinary course of business, (b) over-the-counter software that is commercially available to the public and open source software, and (c) material Intellectual Property licensed to a Loan Party. Each Patent which such Loan Party owns or purports to own and which is material to such Loan Party’s business (if any) is valid and enforceable, and no part of the Intellectual Property which such Loan Party owns or purports to own and which is material to such Loan Party’s business has been judged invalid or unenforceable, in whole or in part. To the best of such Loan Party’s knowledge, no claim has been made that any part of the Intellectual Property owned by such Loan Party violates the rights of any third party except to the extent such claim would not reasonably be expected to have a Material Adverse Effect. 5.3 Litigation. Except as provided in the Perfection Certificate or to the extent disclosed to Rocket Lab prior to the date hereof, there are no actions or proceedings pending or, to the knowledge of any Responsible Officer, threatened in writing by or against such Loan Party or any of its Subsidiaries which could, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Change. 5.4 Financial Statements; Financial Condition. All consolidated financial statements for Parent and any of its Subsidiaries delivered to Rocket Lab by Borrower or its Affiliates fairly present in all material respects the Parent’s consolidated financial condition and Parent’s consolidated results of operations as of the date of such financial statements (subject to year-end adjustments and the absence of footnotes in the case of unaudited financial statements). Since the Effective Date, there has not been a material adverse change in the business, operations, or financial condition of Borrower that is continuing. 5.5 Solvency. As of the Effective Date, the fair salable value of Parent’s consolidated assets (including goodwill minus disposition costs) exceeds the fair value of Parent’s consolidated liabilities; Parent is not left with unreasonably small capital after giving effect to the Milestone Advances contemplated by this Agreement; and Parent does not intend to incur, or believe that it will incur, debts beyond its ability to pay such debts (including trade debts) as they mature in the ordinary course of business.

DocuSign Envelope ID: 009E6BD2-01EE-4FA0-B36B-EC41D81DDC50 BlackSky Proprietary BlackSky Proprietary 5.6 Regulatory Compliance. Parent is not an “investment company” or a company “controlled” by an “investment company” under the Investment Company Act of 1940, as amended. Borrower is not engaged principally or as one of its important activities, in the business of purchasing or carrying margin stock (within the meaning of Regulation U issued by the FRB), or extending credit for the purpose of purchasing or carrying margin stock. Such Loan Party is in compliance with all applicable Laws except to the extent the failure to do so would not reasonably be expected to result in a Material Adverse Effect. None of the Loan Parties nor any of their respective Subsidiaries’ properties or assets has been used by any Loan Party or any Subsidiary or, to the best of such Loan Party’s knowledge by previous Persons, in disposing, producing, storing, treating, or transporting any hazardous substance other than legally and except as could not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect. Such Loan Party and each of its Subsidiaries have obtained all consents, approvals and authorizations of, made all declarations or filings with, and given all notices to, all Governmental Authorities that are necessary to continue their respective businesses as currently conducted, unless such failure could not reasonably be expected to result in a Material Adverse Effect. 5.7 Subsidiaries. As of the Effective Date, Schedule 5.7 sets forth a complete and correct list of the name of each Subsidiary of Parent and the ownership interest therein held by Parent or its applicable Subsidiary. 5.8 Tax Returns and Payments; Pension Contributions. Such Loan Party has timely filed all required tax returns and reports (or duly filed valid extensions thereof), and such Loan Party has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by such Loan Party except (a) to the extent such taxes are being contested in good faith by appropriate proceedings promptly instituted and diligently conducted, so long as such reserve or other appropriate provision, if any, as shall be required in conformity with GAAP shall have been made therefor, or (b) as could not reasonably be expected to result in a Material Adverse Change. 6 AFFIRMATIVE COVENANTS Each of the Loan Parties shall do all of the following: 6.1 Government Compliance. (a) Existence and Good Standing. Maintain its and all its Subsidiaries’ legal existence and good standing in their respective jurisdictions of formation and maintain qualification in each jurisdiction in which the failure to so qualify would reasonably be expected to have a Material Adverse Effect. Such Loan Party shall comply, and have each Subsidiary comply, in all material respects, with all laws, ordinances and regulations to which it is subject, noncompliance with which could reasonably be expected to have a Material Adverse Effect. (b) Governmental Approvals. Obtain all material Governmental Approvals necessary for the performance by such Loan Party of its obligations under the Loan Documents to which it is a party and necessary for the grant of a security interest to Rocket Lab in the Collateral, except to the extent the failure to obtain such Government Approvals would reasonably be expected to result in a Material Adverse Change.

DocuSign Envelope ID: 009E6BD2-01EE-4FA0-B36B-EC41D81DDC50 BlackSky Proprietary BlackSky Proprietary 6.2 Financial Statements, Reports, Certificates. Deliver to Rocket Lab promptly after filing with the Securities and Exchange Commission all reporting materials filed by Parent with the Securities and Exchange Commission. 6.3 Taxes; Pensions. Except as would not reasonably be expected to result in a Material Adverse Change, timely file and require each of its Subsidiaries to timely file, all required federal and state income tax returns and other material tax returns and reports (or valid extensions thereof) and timely pay, and require each of its Subsidiaries to timely pay, all federal and state income taxes and other material taxes, assessments, deposits and contributions owed by such Loan Party and each of its Subsidiaries, except for deferred payment of any taxes contested pursuant to the terms of Section 5.8 hereof, and shall deliver to Rocket Lab, on demand, appropriate certificates attesting to such payments, and pay all amounts necessary to fund all present pension, profit sharing and deferred compensation plans in accordance with their terms. 6.4 Access to Collateral; Books and Records. Subject to any applicable statutory, regulatory or contractual obligations, Rocket Lab, or its agents, shall have the right to inspect the Collateral and the right to audit and copy such Loan Party’s Books at reasonable times, on at least ten (10) Business Days’ notice (provided no notice is required if an Event of Default has occurred and is continuing). Such inspections and audits shall be conducted as frequently as Rocket Lab determines in its sole discretion that conditions warrant, provided that the foregoing inspections and audits may not be conducted more than once per calendar year unless an Event of Default has occurred and is continuing in which case such inspections and audits shall occur as often as Rocket Lab shall determine is reasonably necessary. The foregoing inspections and audits shall be at Lender’s reasonable expense and subject to any applicable statutory, regulatory and contractual obligations. For the avoidance of doubt, such Loan Party shall not be required to disclose or discuss or permit the inspection, examination or making of extracts of, any document, book, record or other matter (i) if access to such information could reasonably be expected to adversely affect the attorney work-product privilege or the attorney-client privilege between a Loan Party and its counsel with respect to actual or potential litigation, (ii) if access to such information could reasonably be expected to result in a conflict of interest between such Loan Party and Rocket Lab, (iii) if access to such information could reasonably be expected to include any confidential, export controlled, competitively sensitive and/or classified information, whether contractually or otherwise and/or (iv) if access to such information could be deemed to be in violation of any Laws, ordinances or regulations. 6.5 Insurance. Keep its business and the Collateral insured for risks and in amounts standard for companies in such Loan Party’s industry and location. Insurance policies shall be in a form, with financially sound and reputable insurance companies that are not Affiliates of such Loan Party. 6.6 Protection of Intellectual Property Rights. Use commercially reasonable efforts to (i) protect, defend and maintain the validity and enforceability of its Intellectual Property in a commercially reasonable manner; (ii) promptly advise Rocket Lab in writing of material infringements of its Intellectual Property or any other event that could reasonably be expected to have a Material Adverse Effect; and (iii) not allow any Intellectual Property of such Loan Party material to such Loan Party’s business to be abandoned, forfeited or dedicated to the public without Rocket Lab’s written consent. Upon request of Rocket Lab, such Loan Party shall promptly

DocuSign Envelope ID: 009E6BD2-01EE-4FA0-B36B-EC41D81DDC50 BlackSky Proprietary BlackSky Proprietary provide to Rocket Lab copies of its Patents, Trademarks or, Copyrights or mask works, together with evidence of the recording of the intellectual property security agreement required for Rocket Lab to perfect and maintain a perfected security interest in such property. 6.7 Use of Proceeds. Such Loan Party shall use the proceeds of each Milestone Advance to make the corresponding payment owed by Such Loan Party under the Launch Services Agreement. 6.8 Formation or Acquisition of Subsidiaries. Notwithstanding and without limiting the negative covenants contained in Section 7.5 hereof, within 45 days of the time that such Loan Party (i) forms any material direct or indirect Domestic Subsidiary (it being agreed that (x) any Subsidiary of such Loan Party that provides credit support under the Senior Loan Agreement shall be deemed to be material for purposes of this Section 6.8 and (y) any Subsidiary of such Loan Party that does not provide credit support under the Senior Loan Agreement shall be deemed to not be material for purposes of this Section 6.8), (ii) acquires any material direct or indirect Domestic Subsidiary or (iii) reincorporates or reorganizes any material Subsidiary, such Loan Party shall (a) cause such new, reincorporated or reorganized material Subsidiary to provide to Rocket Lab a joinder to this Agreement to cause such Subsidiary to become a Guarantor hereunder (or, in the case of clause (iii) reaffirm its obligations hereunder), together with such appropriate financing statements (or amendments to existing financing statements), all in form and substance reasonably satisfactory to Rocket Lab (including being sufficient to grant Rocket Lab a Lien (subject to Permitted Liens) in and to the assets of any such newly formed or acquired Subsidiary), (b) if request by Lender (and subject to any Subordination Agreement), provide to Rocket Lab appropriate certificates and powers and financing statements, pledging all of the direct or beneficial ownership interest in such new, reincorporated or reorganized Subsidiary, in form and substance reasonably satisfactory to Rocket Lab, and (c) provide to Rocket Lab all other documentation in form and substance reasonably satisfactory to Rocket Lab, if requested by Rocket Lab in its reasonable discretion. Any document, agreement, or instrument executed or issued pursuant to this Section 6.8 shall be a Loan Document. At the time that such Loan Party or any Domestic Subsidiary of such Loan Party forms any direct Foreign Subsidiary or acquires any direct Foreign Subsidiary after the Effective Date, such Loan Party shall, at Rocket Lab’s option in its sole discretion (but subject to any Subordination Agreement), (x) provide to Rocket Lab appropriate certificates and powers and financing statements, pledging sixty-five percent (65%) of the issued and outstanding shares of capital stock owned by such Loan Party or Domestic Subsidiary in such Foreign Subsidiary, in form and substance satisfactory to Rocket Lab, and (y) provide to Rocket Lab all other documentation in form and substance reasonably satisfactory to Rocket Lab, if requested by Rocket Lab in its reasonable discretion. 6.9 Further Assurances. Execute any further instruments and take further action as Rocket Lab reasonably requests to perfect or continue Rocket Lab’s Lien in the Collateral or to effect the purposes of this Agreement.

DocuSign Envelope ID: 009E6BD2-01EE-4FA0-B36B-EC41D81DDC50 BlackSky Proprietary BlackSky Proprietary 7 NEGATIVE COVENANTS No Loan Party shall do any of the following without Rocket Lab’s prior written consent: 7.1 Dispositions. Convey, sell, lease, transfer, assign, or otherwise dispose of (including, without limitation, pursuant to a Division) (collectively, “Transfer”), or permit any of its Subsidiaries to Transfer, all or any part of its business or property, except for (a) Transfers of Inventory in the ordinary course of business; (b) Transfers for fair market value; (c) Transfers of worn-out or obsolete Equipment; (d) Transfers consisting of Permitted Liens and Permitted Investments; (e) Transfers consisting of the sale or issuance of any stock of any Loan Party; (f) Transfers consisting of any Loan Party’s use or transfer of money or Cash Equivalents in a manner that is not prohibited by the terms of this Agreement or the other Loan Documents; (g) Transfers of non-exclusive licenses for the use of the property of any Loan Party or its Subsidiaries in the ordinary course of business and licenses that could not result in a legal transfer of title of the licensed property but that may be exclusive in respects other than territory and that may be exclusive as to territory only as to discreet geographical areas outside of the United States; (h) Transfers and/or terminations of leases, subleases, licenses or sublicenses in the ordinary course of business (including leases of any satellites); (i) Transfers in the form of mergers, consolidations or amalgamations of a Subsidiary with or into any Loan Party; provided that if such Loan Party is not the continuing or surviving Person of such transaction (any such Person, a “Successor Loan Party”), (x) the Successor Loan Party shall be an entity organized or existing under the law of the U.S., any state thereof or the District of Columbia, (y) any Successor Loan Party shall expressly assume the Obligations of the applicable Loan Party in a manner reasonably satisfactory to Rocket Lab and (z) except as Rocket Lab may otherwise agree, each other Subsidiary Guarantor not party to such transaction shall have executed and delivered a reaffirmation agreement with respect to its obligations under the Guaranty and the other Loan Documents; it being understood and agreed that if the foregoing conditions under clauses (x) through (z) are satisfied, any Successor Loan Party will succeed to, and be substituted for, the applicable Loan Party under this Agreement and the other Loan Documents; (j) Transfers in the form of mergers, consolidations or amalgamations of a Subsidiary with or into another Subsidiary; provided that if a Subsidiary Guarantor is not the continuing or surviving Person of such transaction, then the Person surviving such transaction shall expressly assume the obligations of the Subsidiary Guarantor in a manner reasonably satisfactory to Rocket Lab; (k) the liquidation or dissolution of any Subsidiary if any Loan Party determines in good faith that such liquidation or dissolution is in the best interests of the applicable Loan Party, is not materially disadvantageous to Rocket Lab and a Loan Party or any Subsidiary receives the assets (if any) of the relevant liquidated, dissolved or divided Subsidiary; provided, that, in the case of any liquidation or dissolution of any Loan Party that results in a distribution of assets to any Subsidiary that is not Subsidiary Guarantor, such distribution shall be treated as an Investment and shall comply with Section 7.5; (l) any Transfer, merger, amalgamation, dissolution, liquidation or consolidation, the purpose of which is to effect (A) any Transfer otherwise permitted under this Section 7.1 or (B) any Investment permitted under Section 7.5; (m) any Transfer of property to a Subsidiary if any Loan Party determines in good faith that such Transfer is in the best interests of the Loan Parties and is not materially disadvantageous to Rocket Lab; provided, that, in the case of any Transfer of assets to any Subsidiary that is not Subsidiary Guarantor, such distribution shall be treated as an Investment and shall comply with Section 7.5; and (n) other Transfers of not otherwise permitted by this Section 7.1 involving business or property having a fair market value of not more than Two Hundred Fifty Thousand Dollars ($250,000) in the

DocuSign Envelope ID: 009E6BD2-01EE-4FA0-B36B-EC41D81DDC50 BlackSky Proprietary BlackSky Proprietary aggregate in any fiscal year, which if not used in such fiscal year, may be carried forward to succeeding fiscal years. 7.2 Changes in Business. Engage in or permit any of its Subsidiaries to engage in any material line of business other than the businesses currently engaged in or contemplated by any Loan Party or Subsidiary, or reasonably similar, complementary, ancillary or related thereto. 7.3 Indebtedness. Create, incur, assume, or be liable for any Indebtedness, or permit any Subsidiary to do so, other than Permitted Indebtedness. 7.4 Encumbrance. Create, incur, allow, or suffer any Lien on any of its property, or permit any of its Subsidiaries to do so, except for Permitted Liens, permit any Collateral not to be subject to the security interest granted herein, or enter into any agreement, document, instrument or other arrangement (except with or in favor of Rocket Lab and the parties to the Bank Loan Agreement and Senior Loan Agreement) with any Person which directly or indirectly prohibits or has the effect of prohibiting any Loan Party or any Subsidiary from assigning, mortgaging, pledging, granting a security interest in or upon, or encumbering any Loan Party’s or any Subsidiary’s Intellectual Property, except as is otherwise permitted in Section 7.1 hereof and the definition of “Permitted Liens” herein. 7.5 Distributions; Investments. (a) Pay any dividends or make any distribution or payment (“Restricted Payments”) on account of or redeem, retire or purchase any capital stock other than Permitted Investments, provided that (i) Parent may convert any of its convertible securities into other securities pursuant to the terms of such convertible securities or otherwise in exchange thereof, (ii) each Subsidiary may make Restricted Payments to each other Subsidiary and any Loan Party; (iii) a Loan Party may pay dividends solely in common stock, (iv) Parent may repurchase the stock of former employees, officers, directors or consultants in connection with the cessation of service to the Loan Parties; (v) a Loan Party may make payments in lieu of the issuance of fractional shares; or (vi) any Loan Party may repurchase shares in the ordinary course of business in another Loan Party deemed to occur upon exercise, vesting and/or settlement of the shares if such shares represent a portion of the exercise price thereof or any portion of required withholding or similar taxes due upon the exercise, vesting and/or settlement thereof; or (b) directly or indirectly make any Investment (including, without limitation, by the formation of any Subsidiary) other than Permitted Investments, or permit any of its Subsidiaries to do so. 7.6 Transactions with Affiliates. Directly or indirectly enter into or permit to exist any material transaction with any Affiliate of any Loan Party, except for (i) transactions that are in the ordinary course of such Loan Party’s business, upon fair and reasonable terms that are no less favorable to such Loan Party than would be obtained in an arm’s length transaction with a non-affiliated Person, (ii) bona fide equity and debt financings with such Loan Party’s investors, so long as such transactions are not otherwise prohibited by this Agreement, (iii) compensation agreements approved by such Loan Party’s board of directors, managers or members, or a duly authorized committee thereof, (iv) transactions with Subsidiaries that are not otherwise prohibited by this Article 7 and (v) transactions permitted in Sections 7.2, 7.3, 7.5 and 7.7. 7.7 Subordinated Debt. (a) Make or permit any payment on any Subordinated Debt, except (i) payments in lieu of fractional shares upon conversion of its Subordinated Debt under

DocuSign Envelope ID: 009E6BD2-01EE-4FA0-B36B-EC41D81DDC50 BlackSky Proprietary BlackSky Proprietary the terms of the subordination, intercreditor, or other similar agreement to which such Subordinated Debt is subject, (ii) non-cash payments pursuant to the issuance of shares of Parent’s capital stock upon conversion of such Subordinated Debt in accordance with the terms and provisions thereof, and (iii) under the terms of the subordination, intercreditor, or other similar agreement to which such Subordinated Debt is subject, or (b) amend any provision in any document relating to the Subordinated Debt which would increase the aggregate principal amount thereof, except under the terms of the subordination, intercreditor, or other similar agreement to which such Subordinated Debt is subject. 8 EVENTS OF DEFAULT Any one of the following shall constitute an event of default (an “Event of Default”) under this Agreement, provided that any Event of Default arising under Section 8.9 shall only constitute an Event of Default with respect to a Specified Mission and the Milestone Advances under the applicable Mission Specific Advance Group as further set out in Section 8.9: 8.1 Payment Default. Borrower fails to (a) make any payment of principal or interest on any Milestone Advance when due, or (b) pay any other Obligations within five (5) Business Days after such Obligations are due and payable (which five (5) Business Day cure period shall not apply to payments due on the Maturity Date). During the cure period, the failure to make or pay any payment specified under clause (b) hereunder is not an Event of Default (but no Milestone Advance will be made during the cure period); 8.2 Covenant Default. (a) Certain covenants. Any Loan Party fails or neglects to perform any obligation in Sections 6.2, 6.3 or 6.5, or violates any covenant in Section 7; or (b) Other covenants. Any Loan Party fails or neglects to perform, keep, or observe any other term, provision, condition, covenant or agreement contained in this Agreement or any Loan Documents, and as to any default (other than those specified in this Section 8) under such other term, provision, condition, covenant or agreement that can be cured, has failed to cure the default within ten (10) days after the occurrence thereof; provided, however, that if the default cannot by its nature be cured within the ten (10) day period or cannot after diligent attempts by any Loan Party be cured within such ten (10) day period, and such default is likely to be cured within a reasonable time, then such Loan Party shall have an additional period (which shall not in any case exceed thirty (30) days) to attempt to cure such default, and within such reasonable time period the failure to cure the default shall not be deemed an Event of Default (but no Milestone Advances shall be made during such cure period). 8.3 Insolvency. (a) Parent or any of its Subsidiaries admit in writing that it is unable to pay its debts (including trade debts) as they become due or otherwise becomes insolvent; (b) Parent or any of its Subsidiaries begins an Insolvency Proceeding; or (c) an Insolvency Proceeding is begun against Parent or any of its Subsidiaries and is not dismissed or stayed within sixty (60) days (but no Milestone Advances shall be made while any of the conditions described in clause (a) exist and/or until any Insolvency Proceeding is dismissed).

DocuSign Envelope ID: 009E6BD2-01EE-4FA0-B36B-EC41D81DDC50 BlackSky Proprietary BlackSky Proprietary 8.4 Other Agreements. There is, under any agreement with respect to Indebtedness having an individual outstanding principal amount in excess of Two Million Five Hundred Thousand Dollars ($2,500,000) (other than the Senior Loan Agreement and the Bank Loan Agreement) to which Borrower or any Guarantor is a party with a third party or parties, (a) any default resulting in a right by such third party or parties, whether or not exercised, to accelerate the maturity of any Indebtedness, which default remains unremedied and is not waived by the holders of such Indebtedness prior to the acceleration of the Milestone Advances or (b) any breach or default by Borrower or Guarantor, the result of which could reasonably be expected to have a Material Adverse Effect. 8.5 Judgments; Penalties. The entry or filing of one or more final money judgments, writs or warrants of attachment or similar process against Parent or any of its Subsidiaries or any of their respective assets involving in an individual amount at any time in excess of Two Million Five Hundred Thousand Dollars ($2,500,000) (in either case to the extent not adequately covered by indemnity from a third party, by self-insurance (if applicable) or by insurance as to which the relevant third party insurance company has been notified and not denied coverage), which judgment, writ, warrant or similar process remains unpaid, undischarged, unvacated, unbonded or unstayed pending appeal for a period of 60 consecutive days. 8.6 Misrepresentations. Any Loan Party makes any representation, warranty, or other certification now or later in this Agreement, any Loan Document or in any writing delivered to Rocket Lab in connection with this Agreement or the other Loan Documents or to induce Rocket Lab to enter this Agreement or any Loan Document, and such representation, warranty, or other statement is incorrect in any material respect when made. 8.7 Subordinated Debt. Any document, instrument, or agreement evidencing the subordination of any Subordinated Debt shall for any reason be revoked or invalidated or otherwise cease to be in full force and effect, any Person (other than Rocket Lab) shall be in breach thereof or contest in any manner the validity or enforceability thereof or deny that it has any further liability or obligation thereunder, or the Obligations shall for any reason be subordinated or shall not have the priority contemplated by this Agreement or any applicable subordination or intercreditor agreement. 8.8 Cross-Acceleration to Senior Loan Agreement and Bank Loan Agreement. An event of default (after giving effect to any grace or cure period and to the extent not waived) occurs under any of the Senior Loan Agreements and the Senior Collateral Agent accelerates the obligations under the Senior Loan Agreement or otherwise exercises remedies against collateral securing the Senior Loan Agreement. An event of default (after giving effect to any grace or cure period and to the extent not waived) occurs under any of the Bank Loan Agreement and the lender or agent thereunder accelerates the obligations under the Bank Loan Agreement or otherwise exercises remedies against collateral securing the Bank Loan Agreement. 8.9 Cross-Default to Launch Services Agreement with respect to a Defaulted Mission. With respect to any Mission, there is a material breach of Borrower’s obligations under the Launch Services Agreement with respect to such Mission (such Mission, a “Specified Mission”) and (i) such material breach remains unremedied or uncured for a period of sixty (60) days after Rocket Lab has delivered notice of such breach to Borrower under the Launch Services

DocuSign Envelope ID: 009E6BD2-01EE-4FA0-B36B-EC41D81DDC50 BlackSky Proprietary BlackSky Proprietary Agreement and (ii) Rocket Lab has the right to terminate the Launch Services Agreement with respect to the applicable Mission Annex as a result of such material breach (such Event of Default applicable to a Specified Mission, a “Specified Mission Event of Default”); provided that each Specified Mission Event of Default shall be limited to the Mission Specific Milestone Advance Group applicable to such Specified Mission and not to any other Milestone Advances and for the avoidance of doubt, such Specified Mission Event of Default shall not cause or constitute an Event of Default with respect to any other Milestone Advances and the rights and remedies available to Lender under Section 9 below or otherwise in this Agreement or any other Loan Document shall only be available with respect to the Mission Specific Milestone Advance Group applicable to such Specified Mission and not with respect to any other Milestone Advance or other obligation under this Agreement. 9 LENDER’S RIGHTS AND REMEDIES 9.1 Rights and Remedies. Upon the occurrence and during the continuance of an Event of Default, subject to the Subordination Agreements, Rocket Lab may, without notice or demand, do any or all of the following: (a) declare all Obligations immediately due and payable (but if an Event of Default described in Section 8.3 occurs all Obligations are immediately due and payable without any action by Rocket Lab); (b) stop advancing money or extending credit for Borrower’s benefit under this Agreement ; (c) verify the amount of, demand payment of and performance under, and collect any Accounts and General Intangibles, settle or adjust disputes and claims directly with Account Debtors for amounts on terms and in any order that Rocket Lab considers advisable, and notify any Person owing any Loan Party money of Rocket Lab’s security interest in such funds. Each Loan Party shall collect all payments in trust for Rocket Lab and, if requested by Rocket Lab, immediately deliver the payments to Rocket Lab in the form received from the Account Debtor, with proper endorsements for deposit; (d) make any payments and do any acts it considers necessary or reasonable to protect the Collateral and/or its security interest in the Collateral. Each Loan Party shall assemble the Collateral if Rocket Lab requests and make it available as Rocket Lab designates. Rocket Lab may enter premises where the Collateral is located, take and maintain possession of any part of the Collateral, and pay, purchase, contest, or compromise any Lien which appears to be prior or superior to its security interest and pay all expenses incurred. Each Loan Party grants Rocket Lab a license to enter and occupy any of its premises, without charge, to exercise any of Rocket Lab’s rights or remedies; (e) apply to the Obligations (including any Obligations accelerated in accordance with this Section 9.1 and pursuant to the Code) any (i) balances and deposits of Borrower it holds, or (ii) amount held by Rocket Lab owing to or for the credit or the account of any Loan Party;

DocuSign Envelope ID: 009E6BD2-01EE-4FA0-B36B-EC41D81DDC50 BlackSky Proprietary BlackSky Proprietary (f) ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, advertise for sale, and sell the Collateral; and (g) exercise all rights and remedies available to Rocket Lab under the Loan Documents or at law or equity, including all remedies provided under the Code (including disposal of the Collateral pursuant to the terms thereof). 9.2 Power of Attorney. Each Loan Party hereby irrevocably appoints Rocket Lab as its lawful attorney-in-fact to: (a) exercisable following the occurrence and during the continuation of an Event of Default, (i) demand, collect, sue, and give releases to any Account Debtor for monies due, settle and adjust disputes and claims about the Accounts directly with Account Debtors, and compromise, prosecute, or defend any action, claim, case, or proceeding about any Collateral (including filing a claim or voting a claim in any bankruptcy case in Rocket Lab’s or the applicable Loan Party’s name, as Rocket Lab chooses); (iii) make, settle, and adjust all claims under the applicable Loan Party’s insurance policies; (iv) pay, contest or settle any Lien, charge, encumbrance, security interest, or other claim in or to the Collateral, or any judgment based thereon, or otherwise take any action to terminate or discharge the same; (v) transfer the Collateral into the name of Rocket Lab or a third party as the Code permits; (vi) receive, open, remove any remittances, then deliver to the applicable Loan Party any mail addressed to such Loan Party ; and (vii) notify all Account Debtors to pay Rocket Lab directly; and (b) regardless of whether an Event of Default has occurred, endorse such Loan Party’s name on any checks, payment instruments, or other forms of payment or security. Rocket Lab’s foregoing appointment as each Loan Party’s attorney in fact, and all of Rocket Lab’s rights and powers, coupled with an interest, are irrevocable until all Obligations have been fully repaid and performed and the Loan Documents have been terminated. 9.3 Application of Payments and Proceeds. If an Event of Default has occurred and is continuing, Rocket Lab shall have the right to apply in any order any funds in its possession, whether from Loan Party account balances, payments, proceeds realized as the result of any collection of Accounts or other disposition of the Collateral, or otherwise, to the Obligations. Rocket Lab shall pay any surplus to the applicable Loan Party or to other Persons legally entitled thereto; Loan Parties shall remain liable to Rocket Labs for any deficiency. If Rocket Lab, directly or indirectly, enters into a deferred payment or other credit transaction with any purchaser at any sale of Collateral, Rocket Lab shall have the option, exercisable at any time, of either reducing the Obligations by the principal amount of the purchase price or deferring the reduction of the Obligations until the actual receipt by Rocket Lab of cash therefor. 9.4 Lender’s Liability for Collateral. So long as Rocket Lab complies with reasonable banking practices regarding the safekeeping of the Collateral in the possession or under the control of Rocket Lab, Rocket Lab shall not be liable or responsible for: (a) the safekeeping of the Collateral; (b) any loss or damage to the Collateral; (c) any diminution in the value of the Collateral; or (d) any act or default of any carrier, warehouseman, bailee, or other Person. Loan Parties bear all risk of loss, damage or destruction of the Collateral. 9.5 No Waiver; Remedies Cumulative. Rocket Lab’s failure, at any time or times, to require strict performance by any Loan Party of any provision of this Agreement or any other Loan Document shall not waive, affect, or diminish any right of Rocket Lab thereafter to demand strict

DocuSign Envelope ID: 009E6BD2-01EE-4FA0-B36B-EC41D81DDC50 BlackSky Proprietary BlackSky Proprietary performance and compliance herewith or therewith. No waiver hereunder shall be effective unless signed by the party granting the waiver and then is only effective for the specific instance and purpose for which it is given. Rocket Lab’s rights and remedies under this Agreement and the other Loan Documents are cumulative. Rocket Lab has all rights and remedies provided under the Code, by law, or in equity. Rocket Lab’s exercise of one right or remedy is not an election and shall not preclude Rocket Lab from exercising any other remedy under this Agreement or other remedy available at law or in equity, and Rocket Lab’s waiver of any Event of Default is not a continuing waiver. Rocket Lab’s delay in exercising any remedy is not a waiver, election, or acquiescence. 9.6 Demand Waiver. Except for any notices expressly contemplated herein or in any of the Loan Documents, each Loan Party waives demand, notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension, or renewal of accounts, documents, instruments, chattel paper, and guarantees held by Rocket Lab on which such Loan Party is liable. 10 NOTICES All notices, consents, requests, approvals, demands, or other communication by any party to this Agreement or any other Loan Document must be in writing and shall be deemed to have been validly served, given, or delivered: (a) upon the earlier of actual receipt and four (4) Business Days after deposit in the U.S. mail, first class, registered or certified mail return receipt requested, with proper postage prepaid; (b) upon transmission, when sent by electronic mail or facsimile transmission; (c) one (1) Business Day after deposit with a reputable overnight courier with all charges prepaid; or (d) when delivered, if hand-delivered by messenger, all of which shall be addressed to the party to be notified and sent to the address, facsimile number, or email address indicated below. Rocket Lab or each Loan Party may change its mailing or electronic mail address or facsimile number by giving the other party written notice thereof in accordance with the terms of this Section 10. If to Loan Parties: BlackSky Global LLC 13241 Woodland Park Road, Suite 300 Herndon VA 20171 Attn: Legal Department Email: legal@blacksky.com With a copy to: Holland & Knight LLP 1650 Tysons Boulevard, Suite 1700 Tysons, Virginia 22102 Attn: David Matuszewski Email: david.matuszewski@hklaw.com If to Rocket Lab: Rocket Lab USA, Inc. 3881 McGowen Street Long Beach, CA 90808 U.S.A.

DocuSign Envelope ID: 009E6BD2-01EE-4FA0-B36B-EC41D81DDC50 BlackSky Proprietary BlackSky Proprietary Attn: Adam Spice Email: a.spice@rocketlabusa.com With a copy to legal@rocketlabusa.com 11 CHOICE OF LAW, VENUE, JURY TRIAL WAIVER AND JUDICIAL REFERENCE Except as otherwise expressly provided in any of the Loan Documents, Delaware law governs the Loan Documents without regard to principles of conflicts of law. Each Loan Party and Rocket Lab each submit to the exclusive jurisdiction of the State and Federal courts in Delaware; provided, however, that nothing in this Agreement shall be deemed to operate to preclude Rocket Lab from bringing suit or taking other legal action in any other jurisdiction to realize on the Collateral or any other security for the Obligations, or to enforce a judgment or other court order in favor of Rocket Lab. Each party hereto expressly submits and consents in advance to such jurisdiction in any action or suit commenced in any such court, and each party hereto hereby waives any objection that it may have based upon lack of personal jurisdiction, improper venue, or forum non conveniens and hereby consents to the granting of such legal or equitable relief as is deemed appropriate by such court. Each party hereto hereby waives personal service of the summons, complaints, and other process issued in such action or suit and agrees that service of such summons, complaints, and other process may be made by registered or certified mail addressed to such party at the address set forth in, or subsequently provided by such party in accordance with, Section 10 of this Agreement and that service so made shall be deemed completed upon the earlier to occur of such party’s actual receipt thereof or four (4) days after deposit in the U.S. mails, proper postage prepaid. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HERETO WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS AGREEMENT, THE LOAN DOCUMENTS OR ANY CONTEMPLATED TRANSACTION, INCLUDING CONTRACT, TORT, BREACH OF DUTY AND ALL OTHER CLAIMS. THIS WAIVER IS A MATERIAL INDUCEMENT FOR THE PARTIES HERETO TO ENTER INTO THIS AGREEMENT. EACH PARTY HAS REVIEWED THIS WAIVER WITH ITS COUNSEL. This Section 11 shall survive the termination of this Agreement. 12 GENERAL PROVISIONS 12.1 Termination Prior to Maturity Date; Survival. All covenants, representations and warranties made in this Agreement shall continue in full force until this Agreement has terminated pursuant to its terms and all Obligations (other than inchoate indemnity obligations, and any other obligations which, by their terms, are to survive the termination of this Agreement) have been satisfied. This Agreement shall terminate at the earlier of (i) there being no outstanding payment obligations under any Milestone Advance owed by Borrower to Rocket Lab, (ii) (A) Borrower having the right to terminate the Launch Services Agreement pursuant to Section 14 thereof or (B) Rocket Lab having the right to terminate the Launch Services Agreement pursuant to Section 15 thereof and (iii) the Maturity Date. Furthermore, so long as Borrower has satisfied

DocuSign Envelope ID: 009E6BD2-01EE-4FA0-B36B-EC41D81DDC50 BlackSky Proprietary BlackSky Proprietary the Obligations (other than inchoate indemnity obligations and any other obligations which, by their terms, are to survive the termination of this Agreement), this Agreement may be terminated by Borrower at its option, without premium or penalty, at any time prior to the Maturity Date. Those obligations that are expressly specified in this Agreement as surviving this Agreement’s termination shall continue to survive notwithstanding this Agreement’s termination. No termination of this Agreement shall in any way affect or impair any right or remedy of Rocket Lab, nor shall any such termination relieve Borrower of any Obligation to Rocket Lab, until all of the Obligations (other than inchoate indemnity obligations, and any other obligations which, by their terms, are to survive the termination of this Agreement) have been paid and performed in full. Those Obligations that are expressly specified in this Agreement as surviving this Agreement’s termination shall continue to survive notwithstanding this Agreement’s termination and payment in full of the Obligations then outstanding. 12.2 Successors and Assigns. This Agreement binds and is for the benefit of the successors and permitted assigns of each party. No Loan Party may assign this Agreement or any rights or obligations under it without Rocket Lab’s prior written consent (which shall not be unreasonably withheld). Rocket Lab shall not, without Borrower’s prior written consent (in its sole discretion), sell, assign, negotiate, grant participation in or otherwise transfer all or any part of, or any interest in, Rocket Lab’s obligations, rights, and benefits under this Agreement and the other Loan Documents to any other Person. 12.3 Severability of Provisions. Each provision of this Agreement is severable from every other provision in determining the enforceability of any provision. 12.4 Correction of Loan Documents. Rocket Lab may correct patent errors and fill in any blanks in the Loan Documents consistent with the agreement of the parties so long as Rocket Lab provides Borrower with written notice of such correction and allows Borrower at least ten (10) days to object to such correction. In the event of such objection, such correction shall not be made except by an amendment signed by both Rocket Lab and Borrower. 12.5 Amendments in Writing; Waiver; Integration. No purported amendment or modification of any Loan Document, or waiver, discharge or termination of any obligation under any Loan Document, shall be enforceable or admissible unless, and only to the extent, expressly set forth in a writing by the Loan Parties and Rocket Lab. Without limiting the generality of the foregoing, no oral promise or statement, nor any action, inaction, delay, failure to require performance or course of conduct shall operate as, or evidence, an amendment, supplement or waiver or have any other effect on any Loan Document. Any waiver granted shall be limited to the specific circumstance expressly described in it, and shall not apply to any subsequent or other circumstance, whether similar or dissimilar, or give rise to, or evidence, any obligation or commitment to grant any further waiver. The Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of the Loan Documents merge into the Loan Documents. 12.6 Counterparts. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, is an original, and all taken together, constitute one Agreement.

DocuSign Envelope ID: 009E6BD2-01EE-4FA0-B36B-EC41D81DDC50 BlackSky Proprietary BlackSky Proprietary 12.7 Confidentiality. Rocket Lab acknowledges that certain items of Collateral and information provided to Rocket Lab by Borrower and its Affiliates are confidential and proprietary information of Borrower and/or its Affiliates, if and to the extent such information either (x) is marked as confidential by Borrower or any Affiliate of Borrower at the time of disclosure, or (y) should reasonably be understood to be confidential (the “Confidential Information”); provided, however, that any information provided by Borrower or any Affiliate of Borrower prior to the Effective Date shall be deemed to be Confidential Information. Accordingly, Rocket Lab agrees that any Confidential Information it may obtain shall not be disclosed to any other Person or entity in any manner whatsoever, in whole or in part, without the prior written consent of Borrower, except that Rocket Lab may disclose any such information: (a) to its Affiliates and its partners, investors, lenders, directors, officers, employees, agents, advisors, counsel, accountants, counsel, representative and other professional advisors if Rocket Lab in its sole discretion determines that any such party should have access to such information in connection with such party’s responsibilities in connection with the Milestone Advances or this Agreement and, provided that such recipient of such Confidential Information either (i) agrees to be bound by the confidentiality provisions of this paragraph or (ii) is otherwise subject to confidentiality restrictions that reasonably protect against the disclosure of Confidential Information; (b) if such information is generally available to the public or to the extent such information becomes publicly available other than as a result of a breach of this Section or becomes available to Rocket Lab, or any of their respective Affiliates on a non-confidential basis from a source other than Borrower or an Affiliate of Borrower; (c) if required or appropriate in any report, statement or testimony submitted to any governmental authority having or claiming to have jurisdiction over Rocket Lab and any rating agency; (d) if required in response to any summons or subpoena or in connection with any litigation, to the extent deemed advisable by Rocket Lab’s counsel; (e) to comply with any legal requirement or law applicable to Rocket Lab or demanded by any governmental authority; (f) to the extent reasonably necessary in connection with the exercise of, or preparing to exercise, or the enforcement of, or preparing to enforce, any right or remedy under any Loan Document (including Rocket Lab’s sale, lease, or other disposition of Collateral after default), or any action or proceeding relating to any Loan Document; or (g) otherwise with the prior consent of Borrower. 12.8 Attorneys’ Fees, Costs and Expenses. In any action or proceeding between any Loan Party and Rocket Lab arising out of or relating to the Loan Documents, the prevailing party shall be entitled to recover its reasonable attorneys’ fees and other costs and expenses incurred, in addition to any other relief to which it may be entitled. 12.9 Electronic Execution of Documents. The words “execution,” “signed,” “signature” and words of like import in any Loan Document shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity and enforceability as a manually executed signature or the use of a paper-based recordkeeping systems, as the case may be, to the extent and as provided for in any applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act. 12.10 Right of Setoff. Subject to the Subordination Agreements, each Loan Party hereby grants to Rocket Lab a Lien and a right of setoff as security for all Obligations to Rocket Lab, whether now existing or hereafter arising upon and against all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of Rocket Lab or any entity under the control of Rocket Lab (including a subsidiary of Rocket Lab) or in transit to any

DocuSign Envelope ID: 009E6BD2-01EE-4FA0-B36B-EC41D81DDC50 BlackSky Proprietary BlackSky Proprietary of them that in each case constitutes Collateral. At any time after the occurrence and during the continuance of an Event of Default, without demand or notice, Rocket Lab may setoff the same or any part thereof and apply the same to any liability or Obligation of any Loan Party even though unmatured and regardless of the adequacy of any other collateral securing the Obligations. ANY AND ALL RIGHTS TO REQUIRE LENDER TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE OBLIGATIONS, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF BORROWER, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED. 12.11 Captions. The headings used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement. 12.12 Construction of Agreement. The parties mutually acknowledge that they and their attorneys have participated in the preparation and negotiation of this Agreement. In cases of uncertainty this Agreement shall be construed without regard to which of the parties caused the uncertainty to exist. 12.13 Relationship. The relationship of the parties to this Agreement is determined solely by the provisions of this Agreement. The parties do not intend to create any agency, partnership, joint venture, trust, fiduciary or other relationship with duties or incidents different from those of parties to an arm’s-length contract. 12.14 Third Parties. Nothing in this Agreement, whether express or implied, is intended to: (a) confer any benefits, rights or remedies under or by reason of this Agreement on any persons other than the express parties to it and their respective permitted successors and assigns; (b) relieve or discharge the obligation or liability of any person not an express party to this Agreement; or (c) give any person not an express party to this Agreement any right of subrogation or action against any party to this Agreement. 13 GUARANTY 13.1 Guaranty. Each Guarantor party to this Agreement hereby absolutely and unconditionally, jointly and severally guarantees, as primary obligor and as a guaranty of payment and performance and not merely as a guaranty of collection, prompt payment when due, whether at stated maturity, by required prepayment, upon acceleration, demand or otherwise, and at all times thereafter, of any and all Obligations (for each such Guarantor, subject to the proviso in this sentence, its “Guaranteed Obligations”); provided, that, the liability of each Guarantor individually with respect to this Guaranty shall be limited to an aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance under Section 548 of the Bankruptcy Code of the United States or any comparable provisions of any applicable state law or other applicable law. Without limiting the generality of the foregoing, the Guaranteed Obligations shall include any such indebtedness, obligations, and liabilities, or portion thereof, which may be or hereafter become unenforceable or compromised or shall be an allowed or disallowed claim under any proceeding or case commenced by or against any debtor under any Debtor Relief Laws. Rocket

DocuSign Envelope ID: 009E6BD2-01EE-4FA0-B36B-EC41D81DDC50 BlackSky Proprietary BlackSky Proprietary Lab’s books and records showing the amount of the Obligations shall be admissible in evidence in any action or proceeding, and shall be binding upon each Guarantor, and conclusive for the purpose of establishing the amount of the Obligations. This Guaranty shall not be affected by the genuineness, validity, regularity or enforceability of the Obligations or any instrument or agreement evidencing any Obligations, or by the existence, validity, enforceability, perfection, non-perfection or extent of any collateral therefor, or by any fact or circumstance relating to the Obligations which might otherwise constitute a defense to the obligations of the Guarantors, or any of them, under this Guaranty, and each Guarantor party hereto hereby irrevocably waives any defenses it may now have or hereafter acquire in any way relating to any or all of the foregoing. 13.2 Rights of Rocket Lab. Each Guarantor party hereto consents and agrees that Rocket Lab may, at any time and from time to time, without notice or demand, and without affecting the enforceability or continuing effectiveness hereof: (a) amend, extend, renew, compromise, discharge, accelerate or otherwise change the time for payment or the terms of the Obligations or any part thereof (subject to the terms of this Agreement); (b) take, hold, exchange, enforce, waive, release, fail to perfect, sell, or otherwise dispose of any security for the payment of this Guaranty or any Obligations; (c) apply such security and direct the order or manner of sale thereof as Rocket Lab in its sole discretion may determine; and (d) release or substitute one or more of any endorsers or other guarantors of any of the Obligations. Without limiting the generality of the foregoing, each such Guarantor consents to the taking of, or failure to take, any action which might in any manner or to any extent vary the risks of such Guarantor under this Guaranty or which, but for this provision, might operate as a discharge of such Guarantor. 13.3 Certain Waivers. Each Guarantor party to this Agreement waives (a) any defense arising by reason of any disability or other defense of Borrower or any other guarantor, or the cessation from any cause whatsoever (including any act or omission of Rocket Lab) of the liability of Borrower or any other Loan Party; (b) any defense based on any claim that such Guarantor’s obligations exceed or are more burdensome than those of Borrower or any other Loan Party; (c) the benefit of any statute of limitations affecting any Guarantor’s liability hereunder; (d) the right, prior to the payment in full of the Obligations (other than inchoate indemnity obligations as to which no claim has been asserted), to (i) exercise any right to proceed against Borrower or any other Loan Party, (ii) proceed against or exhaust any security for the Obligations, or (iii) pursue any other remedy in the power of Rocket Lab whatsoever; (e) any benefit of and any right to participate in any security now or hereafter held by Rocket Lab; and (f) to the fullest extent permitted by law, any and all other defenses or benefits that may be derived from or afforded by applicable law limiting the liability of or exonerating guarantors or sureties. Each Guarantor party to this Agreement expressly waives all setoffs and counterclaims and all presentments, demands for payment or performance, notices of nonpayment or nonperformance, protests, notices of protest, notices of dishonor and all other notices or demands of any kind or nature whatsoever with respect to the Obligations (other than notices or demands expressly provided for in the Loan Documents), and all notices of acceptance of this Guaranty or of the existence, creation or incurrence of new or additional Obligations. Each Guarantor party hereto waives any rights and defenses that are or may become available to it by reason of §§ 2787 to 2855, inclusive, and §§ 2899 and 3433 of the California Civil Code. The

DocuSign Envelope ID: 009E6BD2-01EE-4FA0-B36B-EC41D81DDC50 BlackSky Proprietary BlackSky Proprietary foregoing waivers and the provisions hereinafter set forth in this Guaranty which pertain to California law are included solely out of an abundance of caution, and shall not be construed to mean that any of the above-referenced provisions of California law are in any way applicable to this Guaranty or the Obligations. Each Guarantor party hereto waives any rights and defenses that are or may become available to it by reason of §§ 2787 to 2855, inclusive, and §§ 2899 and 3433 of the California Civil Code. 13.4 Obligations Independent. The obligations of each Guarantor hereunder are those of primary obligor, and not merely as surety, and are independent of the Obligations and the obligations of any other guarantor, and a separate action may be brought against each Guarantor to enforce this Guaranty whether or not Borrower or any other person or entity is joined as a party. 13.5 Subrogation. No Guarantor party hereto shall exercise any right of subrogation, contribution, indemnity, reimbursement or similar rights with respect to any payments it makes under this Guaranty until all of the Obligations and any amounts payable under this Guaranty have been paid and performed in full and the Commitments and the Facilities are terminated. If any amounts are paid to a Guarantor party hereto in violation of the foregoing limitation, then such amounts shall be held in trust for the benefit of Rocket Lab and shall forthwith be paid to Rocket Lab to reduce the amount of the Obligations, whether matured or unmatured. 13.6 Termination; Reinstatement. This Guaranty is a continuing and irrevocable guaranty of all Obligations now or hereafter existing and shall remain in full force and effect until the Maturity Date. Notwithstanding the foregoing, this Guaranty shall continue in full force and effect or be revived, as the case may be, if any payment by or on behalf of Borrower or a Guarantor is made, or Rocket Lab exercises its right of setoff, in respect of the Obligations and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by Rocket Lab in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Laws or otherwise, all as if such payment had not been made or such setoff had not occurred and whether or not Rocket Lab is in possession of or have released this Guaranty and regardless of any prior revocation, rescission, termination or reduction. The obligations of each Guarantor under this Section 13.6 shall survive termination of this Guaranty. 13.7 Stay of Acceleration. If acceleration of the time for payment of any of the Obligations is stayed, in connection with any case commenced by or against a Guarantor or Borrower under any Debtor Relief Laws, or otherwise, all such amounts shall nonetheless be payable by each Guarantor, jointly and severally, immediately upon demand by Rocket Lab. 13.8 Condition of Borrower.

DocuSign Envelope ID: 009E6BD2-01EE-4FA0-B36B-EC41D81DDC50 BlackSky Proprietary BlackSky Proprietary Each Guarantor acknowledges and agrees that it has the sole responsibility for, and has adequate means of, obtaining from Borrower and any other guarantor such information concerning the financial condition, business and operations of Borrower and any such other guarantor as such Guarantor requires, and that Rocket Lab has no duty, and such Guarantor is not relying on Rocket Lab at any time, to disclose to it any information relating to the business, operations or financial condition of Borrower or any other guarantor (each Guarantor waiving any duty on the part of Rocket Lab to disclose such information and any defense relating to the failure to provide the same). 13.9 Appointment of Borrower. Each of the Loan Parties hereby appoints Borrower to act as its agent for all purposes of this Agreement, the other Loan Documents and all other documents and electronic platforms entered into in connection herewith and agrees that (a) Borrower may execute such documents and provide such authorizations on behalf of such Loan Parties as Borrower deems appropriate in its sole discretion and each Loan Party shall be obligated by all of the terms of any such document and/or authorization executed on its behalf, (b) any notice or communication delivered by Rocket Lab to Borrower shall be deemed delivered to each Loan Party and (c) Rocket Lab may accept, and be permitted to rely on, any document, authorization, instrument or agreement executed by Borrower on behalf of each of the Loan Parties. 13.10 Right of Contribution. The Guarantors agree among themselves that, in connection with payments made hereunder, each Guarantor shall have contribution rights against the other Guarantors as permitted under applicable law. 14 DEFINITIONS Definitions. As used in the Loan Documents, the word “shall” is mandatory, the word “may” is permissive, the word “or” is not exclusive, the words “includes” and “including” are not limiting, the singular includes the plural, and numbers denoting amounts that are set off in brackets are negative. As used in this Agreement, the following capitalized terms have the following meanings: “Account” is, as to any Person, any “account” of such Person as “account” is defined in the Code with such additions to such term as may hereafter be made, and includes, without limitation, all accounts receivable and other sums owing to such Person. “Account Debtor” is any “account debtor” as defined in the Code with such additions to such term as may hereafter be made. “Acquisition” means any transaction or series of related transactions for the purpose of or resulting, directly or indirectly, in (a) the acquisition of all or substantially all of the assets of a Person, or of any business, line of business or division or other unit of operation of a Person or (b) the acquisition of fifty percent (50%) or more of the equity securities of any Person, whether or not involving a merger, consolidation or similar transaction with such other Person, or otherwise causing any Person to become a Subsidiary of Borrower.

DocuSign Envelope ID: 009E6BD2-01EE-4FA0-B36B-EC41D81DDC50 BlackSky Proprietary BlackSky Proprietary “Affiliate” is, with respect to any Person, each other Person that owns or controls directly or indirectly the Person, any Person that controls or is controlled by or is under common control with the Person, and each of that Person’s senior executive officers, directors, partners and, for any Person that is a limited liability company, that Person’s managers and members. “Agreement” is defined in the preamble hereof. “Bank Loan Agreement” means the documents evidencing or securing the Commercial Credit Facility (as that term is defined in the Senior Loan Agreement). “Bank Subordination Agreement” is defined in Section 4.4. “Board” is Parent’s board of directors. “Borrower” is defined in the preamble hereof. “Borrower’s Books” are all Borrower’s books and records including ledgers, federal and state tax returns, records regarding Borrower’s assets or liabilities, the Collateral, business operations or financial condition, and all computer programs or storage or any equipment containing such information. “Business Day” is any day that is not a Saturday, Sunday or a day on which banking institutions in the State of New York are closed for business. “Calendar Quarter” means each of the periods from (i) the beginning of January until the end of March, (ii) the beginning of April until the end of June, (iii) the beginning of July until the end of September and (iv) the beginning of October until the end of December of the respective calendar year. “Capitalized Lease Obligation” means, at the time any determination thereof is to be made, the amount of the liability in respect of a Capitalized Lease that would at such time be required to be capitalized and reflected as a liability on a balance sheet (excluding the footnotes thereto) prepared in accordance with GAAP. “Capitalized Leases” means, as applied to any Person, all operating and finance leases of property that have been or are required to be, in accordance with GAAP, recorded as capitalized leases of such Person. “Capital Stock” means, with respect to any Person, any and all shares, interests, participations or other equivalents, including membership interests (however designated, whether voting or non-voting), of equity of such Person, including, if such Person is a partnership, partnership interests (whether general or limited) or any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, such partnership, but in no event will Capital Stock include any debt securities convertible or exchangeable into equity unless and until actually converted or exchanged. “Cash Equivalents” means, as at any date of determination, (a) readily marketable securities (i) issued or directly and unconditionally guaranteed or insured as to interest and

DocuSign Envelope ID: 009E6BD2-01EE-4FA0-B36B-EC41D81DDC50 BlackSky Proprietary BlackSky Proprietary principal by the United States government or (ii) issued by any agency or instrumentalities of the United States the obligations of which are backed by the full faith and credit of the United States and, in each case, repurchase agreements and reverse repurchase agreements relating thereto; (b) readily marketable direct obligations issued by any state of the United States or any political subdivision thereof or any public instrumentality thereof and, in each case, repurchase agreements and reverse repurchase agreements relating thereto; (c) commercial paper maturing no more than one year from the date of creation thereof and having, at the time of the acquisition thereof, a rating of at least A-2 from Standard & Poors or at least P-2 from Moody’s (or, if at any time neither Standard & Poors nor Moody’s shall be rating such obligations, an equivalent rating from another nationally recognized statistical rating agency); (d) deposits, money market deposits, time deposit accounts, certificates of deposit, or bankers’ acceptances (or similar instruments) maturing within one year after such date and issued or accepted by any commercial bank organized under the laws of the U.S., or any state thereof or the District of Columbia that has capital and surplus of not less than $100,000,000 or, in each case, repurchase agreements and reverse repurchase agreements relating thereto; and (e) shares of any money market mutual fund that (i) has substantially all of its assets invested in the types of investments referred to in clauses (a) and (b) above, (ii) has net assets of not less than $250,000,000 and (iii) has a rating of at least A-2 from Standard & Poors or at least P-2 from Moody’s. “Code” is the Uniform Commercial Code, as the same may, from time to time, be enacted and in effect in the State of New York; provided, that, to the extent that the Code is used to define any term herein or in any Loan Document and such term is defined differently in different Articles or Divisions of the Code, the definition of such term contained in Article or Division 9 shall govern; provided further, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection, or priority of, or remedies with respect to, Rocket Lab’s Lien on any Collateral is governed by the Uniform Commercial Code in effect in a jurisdiction other than the State of New York, the term “Code” shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority, or remedies and for purposes of definitions relating to such provisions. “Collateral” is any and all properties, rights and assets of the Loan Parties described on Exhibit A. “Confidential Information” is defined in Section 12.7. “Contingent Obligation” is, for any Person, any direct or indirect liability, contingent or not, of that Person for (a) any indebtedness, lease, dividend, letter of credit or other obligation of another such as an obligation, in each case, directly or indirectly guaranteed, endorsed, co made, discounted or sold with recourse by that Person, or for which that Person is directly or indirectly liable; (b) any obligations for undrawn letters of credit for the account of that Person; and (c) all obligations from any interest rate, currency or commodity swap agreement, interest rate cap or collar agreement, or other agreement or arrangement designated to protect a Person against fluctuation in interest rates, currency exchange rates or commodity prices; but “Contingent Obligation” does not include endorsements or indemnitees or warranties provided in the ordinary course of business. The amount of a Contingent Obligation is the stated or determined amount of the primary obligation for which the Contingent Obligation is made or, if not determinable, the

DocuSign Envelope ID: 009E6BD2-01EE-4FA0-B36B-EC41D81DDC50 BlackSky Proprietary BlackSky Proprietary maximum reasonably anticipated liability for it determined by the Person in good faith; but the amount may not exceed the maximum of the obligations under any guarantee or other support arrangement. “Copyrights” are any and all copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret. “Debtor Relief Laws” means the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect. “Deemed Effective Date” means fifteen (15) Business Days after the later of (a) the date that Rocket Lab has delivered to Borrower a final root cause analysis [***], and (b) all applicable governmental agencies (including the Federal Aviation Administration) have authorized Rocket Lab to resume rocket launches. “Default Rate” is defined in Section 2.5(b). “Division” means, in reference to any Person which is an entity, the division of such Person into two (2) or more separate Persons, with the dividing Person either continuing or terminating its existence as part of such division, including, without limitation, as contemplated under Section 18-217 of the Delaware Limited Liability Company Act for limited liability companies formed under Delaware law, or any analogous action taken pursuant to any other applicable law with respect to any corporation, limited liability company, partnership or other entity. “Dollars,” “dollars” or use of the sign “$” means only lawful money of the United States and not any other currency, regardless of whether that currency uses the “$” sign to denote its currency or may be readily converted into lawful money of the United States. “Domestic Subsidiary” means a Subsidiary organized under the laws of the United States or any state or territory thereof or the District of Columbia. “Effective Date” is defined in the preamble hereof. “Equipment” is all “equipment” as defined in the Code with such additions to such term as may hereafter be made, and includes without limitation all machinery, fixtures, goods, vehicles (including motor vehicles and trailers), and any interest in any of the foregoing. “ERISA” is the Employee Retirement Income Security Act of 1974, and its regulations. “Event of Default” is defined in Section 8. “Exchange Act” is the Securities Exchange Act of 1934, as amended.

DocuSign Envelope ID: 009E6BD2-01EE-4FA0-B36B-EC41D81DDC50 BlackSky Proprietary BlackSky Proprietary “Excusable Delay” has the meaning assigned to such term in the Launch Services Agreement. “FCC” means the Federal Communications Commission of the United States. “Foreign Subsidiary” means any Subsidiary which is not a Domestic Subsidiary. “Funding Date” is any date on which a Milestone Advance for any Mission is made to or for the account of Borrower which shall be a Business Day. “GAAP” is generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other Person as may be approved by a significant segment of the accounting profession, which are applicable to the circumstances as of the date of determination. “General Intangibles” is all “general intangibles” as defined in the Code in effect on the date hereof with such additions to such term as may hereafter be made, and includes without limitation, all Intellectual Property, claims, income and other tax refunds, security and other deposits, payment intangibles, contract rights, options to purchase or sell real or personal property, rights in all litigation presently or hereafter pending (whether in contract, tort or otherwise), insurance policies (including without limitation key man, property damage, and business interruption insurance), payments of insurance and rights to payment of any kind. “Governmental Approval” is any consent, authorization, approval, order, license, franchise, permit, certificate, accreditation, registration, filing or notice, of, issued by, from or to, or other act by or in respect of, any Governmental Authority. “Governmental Authority” is any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative functions of or pertaining to government, any securities exchange and any self-regulatory organization. “Guaranteed Obligations” is defined in Section 13(a). “Guarantor” is any Person providing a Guaranty in favor of Rocket Lab. “Guaranty” is the Guaranty described in Section 13 and any other guarantee of all or any part of the Obligations, as the same may from time to time be amended, restated, modified or otherwise supplemented. “Indebtedness” is (a) indebtedness for borrowed money or the deferred price of property or services, such as reimbursement and other obligations for surety bonds and letters of credit, (b) obligations evidenced by notes, bonds, debentures or similar instruments, (c) Capitalized Lease Obligations and Purchase Money Obligations, and (d) Contingent Obligations with respect to the Indebtedness described in clauses (a) through (c) of this definition; provided that Indebtedness

DocuSign Envelope ID: 009E6BD2-01EE-4FA0-B36B-EC41D81DDC50 BlackSky Proprietary BlackSky Proprietary shall not include prepaid or deferred revenue (as determined in accordance with GAAP) arising in the ordinary course of business. “Insolvency Proceeding” is any proceeding by or against any Person under the United States Bankruptcy Code, or any other bankruptcy or insolvency law, including assignments for the benefit of creditors, compositions, extensions generally with its creditors, or proceedings seeking reorganization, arrangement, or other relief. “Intellectual Property” means, with respect to any Person, all of such Person’s right, title, and interest in and to the following: (a) its Copyrights, Trademarks and Patents; (b) any and all trade secrets and trade secret rights, including, without limitation, any rights to unpatented inventions, know-how and operating manuals; (c) any and all source code; (d) any and all design rights which may be available to such Person; (e) any and all claims for damages by way of past, present and future infringement of any of the foregoing, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the Intellectual Property rights identified above; and (f) all amendments, renewals and extensions of any of the Copyrights, Trademarks or Patents. “Intercreditor Agreement” has the meaning assigned to such term on the cover page of this Agreement. “Inventory” means all “inventory” as defined in the Code in effect on the date hereof with such additions to such term as may hereafter be made, and includes without limitation all merchandise, raw materials, parts, supplies, packing and shipping materials, imagery, work in process and finished products, including without limitation such inventory as is temporarily out of Borrower’s custody or possession or in transit and including any returned goods and any documents of title representing any of the above. “Investment” means (a) any beneficial ownership interest in any Person (including stock, partnership interest or other securities), (b) any loan, advance or capital contribution to any Person or (c) any Acquisition. “Launch Date” means, with respect to each Mission, the applicable “Launch Date” (as defined in the Launch Services Agreement) established for such Mission in accordance with the Launch Services Agreement, including any postponements or advancements granted pursuant to the Launch Services Agreement. “Launch Period” means, with respect to each Mission, the applicable “Launch Period” as stated in the Mission Annex for such Mission, including any postponements or advancements granted in pursuant to the Launch Services Agreement.

DocuSign Envelope ID: 009E6BD2-01EE-4FA0-B36B-EC41D81DDC50 BlackSky Proprietary BlackSky Proprietary “Launch Services Agreement” is defined in the recitals hereof. “Laws” means, collectively, all international, foreign, federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law. “Lender” is defined in the preamble hereof. “Lien” means a claim, mortgage, deed of trust, levy, charge, pledge, security interest or other encumbrance of any kind, whether voluntarily incurred or arising by operation of law or otherwise against any property. “Loan Documents” are, collectively, this Agreement and any schedules and exhibits, hereto, the Subordination Agreements, any intercreditor agreement, any promissory note or guaranties executed by Borrower or any Guarantor, and any other present or future agreement by Borrower and/or any Guarantor with or for the benefit of Rocket Lab in connection with this Agreement that is designated by Borrower as a Loan Document, all as amended, restated, or otherwise modified. For the avoidance of doubt, the Launch Services Agreement is not a Loan Document. “Loan Parties” means, collectively, (i) Borrower, and (ii) each Guarantor party to this Agreement. “Material Adverse Change” means (a) a material impairment in the perfection or priority of Rocket Lab’s Lien in the Collateral or in the value of such Collateral; (b) a Material Adverse Effect; or (c) a material impairment of the prospect of repayment of any material portion of the Obligations. “Material Adverse Effect” means a material adverse change in the business, operations, or condition (financial or otherwise) of Borrower and the Guarantors, taken as a whole. “Maturity Date” means, with respect to each Mission Specific Milestone Advance Group, the date that is three (3) years from the Launch Date for the applicable Mission. “Milestone 2 Advance” is defined in Section 2.2(a). “Milestone 3 Advance” is defined in Section 2.2(b). “Milestone 4 Advance” is defined in Section 2.2(c). “Milestone 5 Advance” is defined in Section 2.2(c). “Milestone Advance Interest Payment” means the payment of the interest accrued on the respective, outstanding Milestone Advance at the Milestone Advance Interest Rate.

DocuSign Envelope ID: 009E6BD2-01EE-4FA0-B36B-EC41D81DDC50 BlackSky Proprietary BlackSky Proprietary “Milestone Advance Interest Rate” means 12.60% per annum. “Milestone Advances” mean, with respect to each Mission, collectively, the Milestone 2 Advance, the Milestone 3 Advance and the Milestone 4 Advance. “Milestone 2 Effective Date” means, with respect to each Mission, the date that is four (4) months before the first day of the applicable Launch Period. “Milestone 3 Effective Date” means, with respect to each Mission, the date that is three (3) months before the first day of the applicable Launch Period. “Milestone 4 Effective Date” means, with respect to each Mission, the date on which the Launch Date for such Mission has been established in accordance with the Launch Services Agreement. “Milestone 5 Effective Date” means, with respect to each Mission, the Launch Date for such Mission. “Milestone 2 Quarterly Repayment Amount” means the dollar amount equal to (i) the applicable Milestone 2 Advance divided by (ii) 12. “Milestone 3 Quarterly Repayment Amount” means the dollar amount equal to (i) the applicable Milestone 3 Advance divided by (ii) 12. “Milestone 4 Quarterly Repayment Amount” means the dollar amount equal to (i) the applicable Milestone 4 Advance divided by (ii) 12. “Milestone 5 Quarterly Repayment Amount” means the dollar amount equal to (i) the applicable Milestone 5 Advance divided by (ii) 12. “Milestone Quarterly Repayment Amount” means, collectively, with respect to each Mission Specific Milestone Advance Group, the applicable Milestone 2 Quarterly Repayment Amount, Milestone 3 Quarterly Repayment Amount, Milestone 4 Quarterly Repayment Amount and Milestone 5 Quarterly Repayment Amount. “Milestone Repayment Period” means, with respect to each Mission Specific Milestone Advance Group, the period commencing on the applicable Repayment Start Date and ending on the applicable Maturity Date (or if earlier, the date all principal and accrued and unpaid interest under each Milestone Advance in such Mission Specific Milestone Advance Group has been paid in full). “Mission” has the meaning assigned to such term in the Launch Services Agreement. “Mission Annex” means, with respect to each Mission, the “Mission Annex” (as defined in the Launch Services Agreement) with respect thereto.

DocuSign Envelope ID: 009E6BD2-01EE-4FA0-B36B-EC41D81DDC50 BlackSky Proprietary BlackSky Proprietary “Mission Specific Milestone Advance Group” means the Milestone 2 Advance, the Milestone 3 Advance, the Milestone 4 Advance, and the Milestone 5 Advance made by Lender to Borrower with respect to a Mission. “NOAA” means the National Oceanic and Atmospheric Administration of the United States. “Obligations” are Borrower’s obligations to pay when due any debts, principal, interest, fees, Expenses and other amounts Borrower owes to Rocket Lab now or later under this Agreement or the other Loan Documents, including, without limitation, all obligations and interest accruing after Insolvency Proceedings begin, and to perform Borrower’s duties under the Loan Documents. “Operating Documents” are, for any Person, such Person’s formation documents, as certified by the Secretary of State (or equivalent agency) of such Person’s jurisdiction of organization on a recent date prior to the Effective Date, and, (a) if such Person is a corporation, its bylaws in current form, (b) if such Person is a limited liability company, its limited liability company agreement (or similar agreement), and (c) if such Person is a partnership, its partnership agreement (or similar agreement), each of the foregoing with all current amendments or modifications thereto. “Parent” means BlackSky Technology Inc., a Delaware corporation. “Patents” means all patents, patent applications and like protections including without limitation improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same. “Perfection Certificate” means a completed certificate signed by each Loan Party, substantially in the form of Exhibit B. “Permitted Indebtedness” is: (a) Loan Parties’ Indebtedness to Rocket Lab under this Agreement and the other Loan Documents; (b) Indebtedness existing on the Effective Date; (c) Subordinated Debt; (d) unsecured Indebtedness to trade creditors incurred in the ordinary course of business; (e) Indebtedness incurred as a result of endorsing negotiable instruments received in the ordinary course of business; (f) Indebtedness secured by Liens permitted under clauses (a) and (c) of the definition of “Permitted Liens” hereunder; (g) any Indebtedness that is permitted under the Senior Loan Agreement;

DocuSign Envelope ID: 009E6BD2-01EE-4FA0-B36B-EC41D81DDC50 BlackSky Proprietary BlackSky Proprietary (h) Indebtedness permitted as a Permitted Investment pursuant to clause (f) of the definition thereof; (i) Indebtedness under the Senior Loan Agreement and the Bank Loan Agreement; (j) Indebtedness incurred pursuant to the terms of the Launch Services Agreement (including any standby letters of credit acceptable to Lender); (k) unsecured Indebtedness representing deferred compensation to employees, consultants and contractors of Parent or any Subsidiary incurred and not in excess of Two Million Five Hundred Thousand Dollars ($2,500,000) at any time; (l) unsecured Indebtedness consisting of promissory notes issued by any Loan Party to current or former officers, managers, consultants, directors, employees and other service providers to finance the retirement, acquisition, repurchase, purchase or redemption of shares of Parent or any Subsidiary, in an amount not to exceed Five Hundred Thousand Dollars ($500,000) in the aggregate at any time, and to the extent permitted by Section 7.3; (m) Indebtedness consisting of the financing of insurance premiums not exceeding One Million Dollars ($1,000,000) in the aggregate outstanding at any time, provided such financing arrangement has been approved in writing by Rocket Lab; (n) Indebtedness incurred by Parent or any Subsidiaries in respect of letters of credit, bank guarantees, banker’s acceptances created in the ordinary course of business; (o) intercompany Indebtedness owing (i) by and among the Loan Parties, (ii) by and among Subsidiaries that are not Loan Parties, (iii) by Subsidiaries that are not Loan Parties to Loan Parties; provided that the aggregate amount of Indebtedness, measured at the time of incurrence and after giving pro forma effect thereto and the use of the proceeds thereof, pursuant to this clause (iii) shall not exceed an aggregate principal amount of One Hundred Thousand Dollars ($100,000) at any time, provided further that Indebtedness under this clause (iii) shall be subordinated to the Obligations pursuant to terms reasonably acceptable to Rocket Lab, and (iv) by Loan Parties to Subsidiaries that are not Loan Parties in an aggregate principal amount not to exceed One Hundred Thousand Dollars ($100,000), provided that Indebtedness under this clause (iv) shall be subordinated to the Obligations pursuant to terms reasonably acceptable to Rocket Lab; (p) any additional Indebtedness in an aggregate principal amount, measured at the time of incurrence and after giving pro forma effect thereto and the use of the proceeds thereof, not to exceed Two Million Five Hundred Thousand Dollars ($2,500,000) at any time; and (q) extensions, refinancings, replacements, amendments, amendments and restatements, supplements and/or other modifications of any items of Permitted Indebtedness (a) through (p)) above, provided that the principal amount thereof is not increased (other than in respect of premium, accrued and unpaid interest and fees, and fees and expenses in connection with the transaction giving rise to the extension, refinancing, replacement, amendment, amendment and restatement, supplement or other modification) or the terms thereof (taken as a

DocuSign Envelope ID: 009E6BD2-01EE-4FA0-B36B-EC41D81DDC50 BlackSky Proprietary BlackSky Proprietary whole) are not modified to impose materially more burdensome terms (taken as a whole) upon Borrower or its Subsidiary, as the case may be. “Permitted Investments” are: (a) Investments (including, without limitation, Subsidiaries) existing on the Effective Date; (b) (i) Investments consisting of cash and Cash Equivalents and (ii) any Investments permitted by any Loan Party’s investment policy, as amended form time to time, provided that such amendment to the investment policy has been approved in writing by Rocket Lab; (c) Investments consisting of the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; (d) (i) Investments consisting of deposits made and extensions of credit in the nature of accounts receivable or notes receivable arising from the grant of trade credit in the ordinary course of business or consistent with past practice or industry norm, and (ii) Investments received in connection with the bankruptcy or reorganization of, or settlement of delinquent accounts and disputes with or judgments against, customers and suppliers, in each case in the ordinary course of business or consistent with past practice or industry norm or Investments acquired by any Loan Party as a result of a foreclosure by such Loan Party with respect to any secured Investments or other transfer of title with respect to any secured Investment in default; (e) Investments accepted in connection with Transfers permitted by Section 7.1; (f) Investments (i) by and among the Loan Parties, (ii) by and among Subsidiaries that are not Loan Parties, (iii) by Subsidiaries that are Loan Parties to non-Loan Parties; provided that the aggregate amount of Investments, measured at the time of incurrence and after giving pro forma effect thereto and the use of the proceeds thereof, pursuant to this clause (iii) shall not exceed an aggregate principal amount of Two Million Dollars ($2,000,000) at any time, provided further that Indebtedness under this clause (iii) shall be subordinated to the Obligations pursuant to terms reasonably acceptable to Rocket Lab, and (iv) by non-Loan Parties to Loan Parties in an aggregate principal amount not to exceed One Hundred Fifty Thousand Dollars ($150,000); (g) Investments consisting of (i) travel advances and employee relocation loans and other employee loans and advances in the ordinary course of business, and (ii) loans to employees, officers or directors relating to the purchase of equity securities of Parent or its Subsidiaries pursuant to employee stock purchase plans or agreements approved by the Board; (h) Investments (including debt obligations) received in connection with the bankruptcy or reorganization of customers or suppliers and in settlement of delinquent obligations of, and other disputes with, customers or suppliers arising in the ordinary course of business; (i) Investments consisting of notes receivable of, or prepaid royalties and other credit extensions, to customers and suppliers who are not Affiliates, in the ordinary course of

DocuSign Envelope ID: 009E6BD2-01EE-4FA0-B36B-EC41D81DDC50 BlackSky Proprietary BlackSky Proprietary business; provided that this paragraph (i) shall not apply to Investments of Parent in any Subsidiary; (j) non-cash Investments to the extent arising solely from a subsequent increase in the value (excluding any value for which any additional consideration of any kind whatsoever has been paid or otherwise transferred, directly or indirectly, by, or on behalf of, Parent or any of its Subsidiaries) of an Investment otherwise permitted hereunder and made prior to such subsequent increase in value; (k) any Investments that are permitted under the Senior Loan Agreement; and (l) Investments to the extent that payment therefor is made solely with shares of Parent, provided that such Investments are not prohibited by Section 7.2 of this Agreement. “Permitted Liens” are: (a) Liens existing on the Effective Date or arising under this Agreement or the other Loan Documents and Liens in favor of Rocket Lab; (b) Liens for taxes, fees, assessments or other government charges or levies, either (i) not due and payable or (ii) being contested in good faith and for which a Loan Party maintains adequate reserves on such Loan Party’s Books, provided that no notice of any such Lien has been filed or recorded under the Internal Revenue Code of 1986, as amended, and the Treasury Regulations adopted thereunder; (c) purchase money Liens or capital leases (i) on Equipment acquired or held by any Loan Party incurred for financing the acquisition of the Equipment securing no more than One Hundred Thousand Dollars ($100,000) in the aggregate amount outstanding, or (ii) existing on Equipment when acquired, if the Lien is confined to the property and improvements and the proceeds of the Equipment; (d) Liens of carriers, warehousemen, suppliers, or other Persons that are possessory in nature arising in the ordinary course of business so long as such Liens attach only to Inventory, securing liabilities in the aggregate amount not to exceed One Million Dollars ($1,000,000) and which are not delinquent or remain payable without penalty or which are being contested in good faith and by appropriate proceedings which proceedings have the effect of preventing the forfeiture or sale of the property subject thereto; (e) Liens to secure payment of workers’ compensation, employment insurance, old-age pensions, social security and other like obligations incurred in the ordinary course of business (other than Liens imposed by ERISA); (f) Liens incurred in the extension, renewal or refinancing of the Indebtedness secured by Liens described in (a) through (c), but any extension, renewal or replacement Lien must be limited to the property encumbered by the existing Lien and the principal amount of the indebtedness may not increase; (g) leases or subleases of real property granted in the ordinary course of any Loan Party’s business (or, if referring to another Person, in the ordinary course of such Person’s

DocuSign Envelope ID: 009E6BD2-01EE-4FA0-B36B-EC41D81DDC50 BlackSky Proprietary BlackSky Proprietary business), and leases, subleases, non-exclusive licenses or sublicenses of personal property (other than Intellectual Property) granted in the ordinary course of a Loan Party’s business (or, if referring to another Person, in the ordinary course of such Person’s business), if the leases, subleases, licenses and sublicenses do not prohibit granting Rocket Lab a security interest therein; (h) non-exclusive licenses of Intellectual Property granted to third parties in the ordinary course of business, and licenses of Intellectual Property that could not result in a legal transfer of title of the licensed property that may be exclusive in respects other than territory and that may be exclusive as to territory only as to discreet geographical areas outside of the United States; (i) Liens arising from attachments or judgments, orders, or decrees in circumstances not constituting an Event of Default under Sections 8.3 and 8.5; (j) Liens securing the obligations under the Senior Loan Agreement and the Bank Loan Agreement and Liens permitted under the Senior Loan Agreement; (k) Liens in favor of other financial institutions arising in connection with a Loan Party’s deposit and/or securities accounts held at such institutions; (l) Liens on insurance policies and the proceeds thereof securing the financing of the premiums with respect thereto, so long as such Liens securing the financing of such insurance premiums are securing no more than One Million Dollars ($1,000,000) in the aggregate amount outstanding at any time; (m) Liens that are contractual rights of set-off (i) relating to the establishment of depository relations with banks or other financial institutions not given in connection with the incurrence of Indebtedness, (ii) relating to pooled deposit or sweep accounts of Parent or any Subsidiary to permit satisfaction of overdraft or similar obligations incurred in the ordinary course of business of Parent or any Subsidiary or (iii) relating to purchase orders and other agreements entered into with customers of Parent or any Subsidiary in the ordinary course of business; and (n) Liens not otherwise permitted herein; provided that at the time of the incurrence thereof and after giving pro forma effect thereto and the use of proceeds thereof, the aggregate outstanding amount of Indebtedness and other obligations secured thereby does not exceed Two Million Five Hundred Thousand Dollars ($2,500,000). “Person” is any individual, sole proprietorship, partnership, limited liability company, joint venture, company, trust, unincorporated organization, association, corporation, institution, public benefit corporation, firm, joint stock company, estate, entity or government agency. “Price” with respect to any Mission, shall mean the “Price” for such Mission determined in accordance with the Launch Services Agreement. “Purchase Money Obligation” shall mean, for any Person, the obligations of such Person in respect of Indebtedness (including Capitalized Lease Obligations) incurred for the purpose of financing all or any part of the purchase price of any fixed or capital assets or the cost of installation, construction or improvement of any fixed or capital assets.

DocuSign Envelope ID: 009E6BD2-01EE-4FA0-B36B-EC41D81DDC50 BlackSky Proprietary BlackSky Proprietary “Quarterly Financial Statements” has the meaning assigned to such term in Section Error! Reference source not found.. “Quarterly Payment Date” has the meaning assigned to such term in Section 2.3(a). “Refundable Amount” has the meaning assigned to such term in Section 2.3(c). “Repayment Start Date” means, with respect to each Mission, the first (1st) Business Day that is at least forty-five (45) days following the Launch Date (giving effect to any postponement or advancement of the Launch Date). “Responsible Officer” is any of the Chief Executive Officer, President, Chief Financial Officer, Secretary and Controller of a Loan Party. “Restricted Payment” has the meaning assigned to such term in Section 7.5. “Senior Collateral Agent” means Intelsat Jackson Holdings SA, as collateral agent under the Senior Loan Agreement, and any successor collateral agent under the Senior Loan Agreement. “Senior Lender” means, collectively, Intelsat Jackson Holdings SA, Seahawk SPV Investment LLC and any other lender party to the Senior Loan Agreement. “Senior Loan Agreement” has the meaning assigned to such term in the recitals hereof. “Specified Mission” has the meaning assigned to such term in Section 8.9. “Specified Mission Event of Default” has the meaning assigned to such term in Section 8.9. “Subordinated Debt” means indebtedness incurred by any Loan Party subordinated to all of such Loan Party’s now or hereafter indebtedness under this Agreement and any Loan Document (pursuant to a subordination, intercreditor, or other similar agreement in form and substance satisfactory to Rocket Lab entered into between Rocket Lab and the other creditor), on terms acceptable to Rocket Lab. “Subordination Agreements” means the Bank Subordination Agreement and the Senior Subordination Agreement. “Subsidiary” is, as to any Person, a corporation, partnership, limited liability company or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. Unless the context otherwise requires, each reference to a Subsidiary herein shall be a reference to a Subsidiary of Borrower or a Guarantor. For the avoidance of doubt, LeoStella LLC is not a Subsidiary of Borrower or any Guarantor.

DocuSign Envelope ID: 009E6BD2-01EE-4FA0-B36B-EC41D81DDC50 BlackSky Proprietary BlackSky Proprietary “Subsidiary Guarantor” means any Subsidiary that is also a Guarantor. “Trademarks” means any trademark and service mark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Borrower connected with and symbolized by such trademarks. “Transfer” is defined in Section 7.1. [Signature page follows.]

DocuSign Envelope ID: 009E6BD2-01EE-4FA0-B36B-EC41D81DDC50 BlackSky Proprietary BlackSky Proprietary IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the Effective Date. BORROWER: BLACKSKY GLOBAL LLC By: Name: Brian O'Toole Title: Manager [#225301790v13<ACTIVE> - BlackSky - Rocket Loan Agreement (execution)Signature Page to Subordinated Loan and Security Agreement] ACTIVE/124324888.6 /s/ Brian O'Toole

DocuSign Envelope ID: 009E6BD2-01EE-4FA0-B36B-EC41D81DDC50 BlackSky Proprietary BlackSky Proprietary GUARANTORS: BLACKSKY TECHNOLOGY INC. By: Name: Brian O’Toole Title: Chief Executive Officer and President BLACKSKY INTERNATIONAL LLC By: Name: Brian O’Toole Title: Chief Executive Officer and President BLACKSKY HOLDINGS, INC. By: Name: Brian O’Toole Title: Chief Executive Officer and President BLACKSKY GEOSPATIAL SOLUTIONS, INC. By: Name: Brian O’Toole Title: President BLACKSKY EUROPE LIMITED By: Name: Brian O’Toole Title: Director [Signature Page to Subordinated Loan and Security Agreement] US-DOCS\125887969.19 /s/ Brian O'Toole /s/ Brian O'Toole /s/ Brian O'Toole /s/ Brian O'Toole /s/ Brian O'Toole

DocuSign Envelope ID: 009E6BD2-01EE-4FA0-B36B-EC41D81DDC50
BlackSky Proprietary

SFI IP HOLDCO, LLC

By: /s/ Brian O'Toole
Name: Brian O'Toole
Title: President

BUILDING 5 LLC

By: /s/ Brian O'Toole
Name: Brian O'Toole
Title: Chief Executive Officer

LENDER:

ROCKET LAB USA, INC.

By: /s/ Adam Spice
Name: Adam Spice
Title: Chief Financial Officer

[Signature Page to Subordinated Loan and Security Agreement]

US-DOCS\125887969.19

BlackSky Proprietary

DocuSign Envelope ID: 009E6BD2-01EE-4FA0-B36B-EC41D81DDC50
BlackSky Proprietary

SCHEDULE 5.7

Subsidiaries

Subsidiary	Jurisdiction of Organization	Owner of Capital Stock	% Owned by Owner
BlackSky Holdings, Inc.	Delaware	BlackSky Technology Inc.	100%
BlackSky Global LLC	Delaware	BlackSky Holdings, Inc.	100%
SFI IP Holdco LLC.	Delaware	BlackSky Holdings, Inc.	100%
BlackSky International LLC	Delaware	BlackSky Holdings, Inc.	100%
Building 5 LLC	Delaware	BlackSky Holdings, Inc.	100%
BlackSky Geospatial Solutions, Inc.	Delaware	BlackSky Global LLC	100%
BlackSky Europe Limited	England and Wales	BlackSky International LLC	100%

ACTIVE/124324888.6

BlackSky Proprietary

DocuSign Envelope ID: 009E6BD2-01EE-4FA0-B36B-EC41D81DDC50 BlackSky Proprietary ACTIVE/124324888.6 BlackSky Proprietary EXHIBIT A - COLLATERAL DESCRIPTION The Collateral consists of all of each Loan Party’s right, title and interest in and to the following personal property: All goods, Accounts (including health-care receivables), Equipment, Inventory, contract rights or rights to payment of money, leases, license agreements, franchise agreements, General Intangibles (including Intellectual Property), commercial tort claims, documents, instruments (including any promissory notes), chattel paper (whether tangible or electronic), cash, deposit accounts, certificates of deposit, fixtures, letters of credit rights (whether or not the letter of credit is evidenced by a writing), securities, and all other investment property, supporting obligations, and financial assets, whether now owned or hereafter acquired, wherever located; and All such Loan Party’s Books relating to the foregoing, and any and all claims, rights and interests in any of the above and all substitutions for, additions, attachments, accessories, accessions and improvements to and replacements, products, proceeds and insurance proceeds of any or all of the foregoing. Notwithstanding the foregoing, the Collateral does not include (a) more than sixty-five percent (65.0%) of the presently existing and hereafter arising issued and outstanding shares of capital stock owned by such Loan Party of any Foreign Subsidiary which shares entitle the holder thereof to vote for directors or any other matter, (b) any intent-to-use Trademarks or applications therefor, unless and until acceptable evidence of use of the Trademark has been filed with and accepted by the United States Patent and Trademark Office pursuant to Section 1(c) or Section 1(d) of the Lanham Act (15 U.S.C. §§ 1051, et seq.), (c) rights held under a license that are not assignable by their terms without the consent of the licensor thereof (but only to the extent such restriction on assignment is enforceable under applicable law), (d) any interest of such Loan Party as a lessee under an Equipment lease if such Loan Party is prohibited by the terms of such lease from granting a security interest in such lease or under which such an assignment or Lien would cause a default to occur under such lease; provided, however, that upon termination of such prohibition, such interest shall immediately become Collateral without any action by such Loan Party or Rocket Lab, (e) any Governmental Approvals subject to licensing arrangements with the FCC and/or NOAA authorizations (collectively, the “FCC and NOAA Licenses”) to the extent a security interest therein is expressly prohibited or expressly restricted thereby or requires any consent, acknowledgement or authorization of a Governmental Authority that has not been obtained after giving effect to the applicable anti-assignment provisions of the Code and other applicable law, provided, however, the Collateral shall include all Accounts and all proceeds of the FCC and NOAA Licenses, (f) any interest of such Loan Party as a lessee or sublessee under a real property lease; (g) any license, instrument, franchise, charter, authorization, contract or other agreement to which such Loan Party is a party, and any of its rights or interest thereunder, and any assets to the extent that a security interest therein: (i) is prohibited by or in violation of any law, rule or regulation applicable to such Loan Party or would require regulatory or governmental approval, consent or authorization not obtained, (ii) is prohibited by or in violation of the terms of any such license, instrument, franchise, charter, authorization, contract or other agreement or would create a right of termination in favor of any other party thereto (other than such Loan Party

DocuSign Envelope ID: 009E6BD2-01EE-4FA0-B36B-EC41D81DDC50 BlackSky Proprietary BlackSky Proprietary and its Affiliates) or would require any consent, approval, license or other authorization of any third party (other than such Loan Party and its Affiliates), (iii) in the case of assets subject to liens securing permitted acquired debt (limited to the acquired assets), sale and leaseback transactions, purchase money debt or capital lease obligations, in each case, permitted under the Loan Documents, to the extent and for so long as the agreements governing such debt or capital lease obligations do not permit the grant of a security interest in such assets or require the consent of any person (other than such Loan Party and its Affiliates) as a condition to the creation of any other security interest on such asset or if the granting of a security interest in such assets would create a right of termination in favor of any other party thereto, or (iv) to the extent and for so long as the grant of a security interest in such asset is not permitted pursuant to the terms of a contract binding on such asset at the time of acquisition thereof and was not entered into in contemplation of such acquisition, in each case of clauses (i) through (iv), after giving effect to the applicable anti-assignment provisions of the Code and other applicable Laws; (h) any asset, to the extent that a security interest therein reasonably would be expected to result in adverse tax consequences to such Loan Party or any Affiliate; (i) any property or asset with respect to which the Lender and Borrower shall have mutually determined in their reasonable discretion that the cost of obtaining, perfecting or maintaining a security interest in such property or asset exceeds the value of the security afforded thereby; or (j) any cash collateral maintained securing letter of credit reimbursement obligations and credit card obligations, in each case, permitted under Section 7.4. US-DOCS\125887969.19 A-2

DocuSign Envelope ID: 009E6BD2-01EE-4FA0-B36B-EC41D81DDC50 BlackSky Proprietary BlackSky Proprietary [***]